Costco 401(k) Retirement Plan

August 1, 2004


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                                        i

                          Costco 401(k) Retirement Plan

                                Table of Contents

Article 1 Definitions........................................................1


Article 2 Eligibility and Participation.....................................10

   2.1      ELIGIBILITY FOR SALARY DEFERRAL AND MATCHING CONTRIBUTIONS......10
   2.2      ELIGIBILITY FOR DISCRETIONARY AND COMPANY CONTRIBUTIONS.........10
   2.3      CONTINUANCE OF PARTICIPATION....................................10
   2.4      PARTICIPATION UPON RE-EMPLOYMENT................................10
   2.5      INELIGIBLE EMPLOYEE STATUS......................................10
   2.6      ELECTION NOT TO PARTICIPATE.....................................11

Article 3 Employer Contributions............................................11

   3.1      AMOUNT OF CONTRIBUTION..........................................11
   3.2      RETURN OF CONTRIBUTION..........................................13
   3.3      TIME OF PAYMENT OF CONTRIBUTION AND ACCRUAL OF BENEFIT..........14

Article 4 Limits on Contributions and Correction of Excess Amounts..........14

   4.1      DISTRIBUTION OF EXCESS DEFERRALS................................14
   4.2      SALARY DEFERRAL LIMITATIONS.....................................14
   4.3      MATCHING CONTRIBUTION LIMITATIONS...............................15
   4.4      DISCRETIONARY CONTRIBUTION LIMITATIONS..........................16

Article 5 Allocation to Accounts............................................17

   5.1      CONTRIBUTION ALLOCATION.........................................17
   5.2      ALLOCATION OF INVESTMENT INCOME (OR LOSS) AND ALLOCATION OF PLAN
            EXPENSES........................................................17
   5.3      LIMITATION ON ANNUAL ADDITIONS..................................17
   5.4      ADJUSTMENTS FOR EXCESS ANNUAL ADDITIONS.........................17

Article 6 Participant Contributions.........................................18

   6.1      PARTICIPANT ROLLOVER CONTRIBUTIONS..............................18
   6.2      WITHDRAWAL OF ROLLOVER AND TRANSFER CONTRIBUTIONS...............18

Article 7 Investment of Accounts............................................18

   7.1      INVESTMENT OF ACCOUNTS..........................................18
   7.2      LIMITATION ON INVESTMENT DIRECTION BY INSIDERS..................19
   7.3      OPTIONAL PASS-THROUGH VOTING OF NON-EMPLOYER STOCK..............19
   7.4      PASS-THROUGH VOTING OF EMPLOYER STOCK...........................19
   7.5      INVESTMENT IN EMPLOYER STOCK....................................20

Article 8 Vesting and Forfeitures...........................................22

   8.1      FULL VESTING....................................................22
   8.2      NORMAL VESTING SCHEDULE.........................................22
   8.3      ALTERNATIVE VESTING SCHEDULE FOR MISCONDUCT.....................22
   8.4      INCLUDED YEARS OF SERVICE - VESTING.............................23
   8.5      FORFEITURES.....................................................23
   8.6      RESTORATION OF FORFEITURES......................................23

Article 9 Distribution of Benefits..........................................23

   9.1      DISTRIBUTION AFTER AGE 59 1/2 OR UPON TOTAL DISABILITY..........23
   9.2      DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT.....................23
   9.3      FORM OF DISTRIBUTION............................................24
   9.4      LATEST DATE FOR COMMENCEMENT OF BENEFITS........................24
   9.5      DEATH DISTRIBUTION PROVISIONS...................................24
   9.6      MINIMUM DISTRIBUTION REQUIREMENTS...............................24
   9.7      DISTRIBUTION UNDER QUALIFIED DOMESTIC RELATIONS ORDER...........25
   9.8      HARDSHIP DISTRIBUTIONS..........................................26
   9.9      DIRECT ROLLOVER FOR ELIGIBLE DISTRIBUTIONS......................26
   9.10     AMOUNT OF DISTRIBUTION..........................................27

Article 10 Loans to Participants............................................27

   10.1     LOAN PROGRAM....................................................27
   10.2     AMOUNT OF LOAN..................................................27
   10.3     TERM OF LOAN....................................................28
   10.4     INTEREST RATE...................................................28
   10.5     LOAN ORIGINATION FEE............................................28
   10.6     REPAYMENT SCHEDULE..............................................28
   10.7     SECURITY........................................................28
   10.8     LOAN APPLICATION AND DOCUMENTATION..............................29
   10.9     SOURCE OF LOAN..................................................29
   10.10    LOANS IN ARREARS................................................29
   10.11    DEEMED DISTRIBUTIONS............................................29
   10.12    PARTICIPANT LOAN OFFSET.........................................29

Article 11 Rights and Remedies of Participants..............................30

   11.1     ANNUAL STATEMENTS...............................................30
   11.2     ASSIGNMENT OR ALIENATION........................................30
   11.3     SUMMARY PLAN DESCRIPTION; NOTICE OF CHANGE IN TERMS.............30
   11.4     DENIAL OF BENEFITS..............................................30
   11.5     APPEAL PROCEDURE................................................30
   11.6     LITIGATION AGAINST THE TRUST....................................30
   11.7     DISTRIBUTION TO INCOMPETENTS OR MINORS..........................31

Article 12 Employer Administrative Provisions...............................31

   12.1     INFORMATION TO PLAN ADMINISTRATOR...............................31
   12.2     NO LIABILITY....................................................31
   12.3     INDEMNITY OF COMMITTEE..........................................31

Article 13 Participant Administrative Provisions............................31

   13.1     BENEFICIARY DESIGNATION.........................................31
   13.2     NO BENEFICIARY DESIGNATION......................................32
   13.3     PERSONAL DATA TO PLAN ADMINISTRATOR.............................32
   13.4     ADDRESS FOR NOTIFICATION........................................32
   13.5     NO RIGHT TO CONTINUED EMPLOYMENT................................32
   13.6     PARTICIPANTS MUST REVIEW RECORDS................................32
   13.7     COMMUNICATIONS..................................................33

Article 14 Powers and Duties of Plan Administrator..........................33

   14.1     THE COMMITTEE...................................................33
   14.2     VACANCY.........................................................33
   14.3     POWERS OF PLAN ADMINISTRATOR....................................33
   14.4     FUNDING POLICY..................................................34
   14.5     AUTHORIZED REPRESENTATIVE.......................................34
   14.6     INTERESTED MEMBER...............................................34
   14.7     INDIVIDUAL ACCOUNTS.............................................34
   14.8     VALUE OF PARTICIPANTS' ACCOUNTS.................................34
   14.9     ACCOUNT CHARGED.................................................34
   14.10    UNCLAIMED ACCOUNT PROCEDURES....................................34
   14.11    POWERS OF PLAN SPONSOR..........................................35
   14.12    DISPUTED PAYMENTS...............................................35

Article 15 Exclusive Benefit, Amendment, Termination........................35

   15.1     EXCLUSIVE BENEFIT...............................................35
   15.2     AMENDMENT BY EMPLOYER...........................................35
   15.3     DEEMED AMENDMENT FOR CORRECTION OF MISTAKES AND ADJUSTMENT TO
            ACCOUNTS........................................................36
   15.4     AMENDMENT TO VESTING SCHEDULE...................................36
   15.5     DISCONTINUANCE..................................................36
   15.6     FULL VESTING ON TERMINATION.....................................36
   15.7     MERGER..........................................................37
   15.8     TERMINATION.....................................................37

Article 16 General Provisions...............................................37

   16.1     EVIDENCE........................................................37
   16.2     NO RESPONSIBILITY FOR EMPLOYER ACTION...........................37
   16.3     FIDUCIARY DUTIES................................................37
   16.4     BENEFITS NOT INSURED............................................37
   16.5     WAIVER OF NOTICE AND SUCCESSORS.................................37
   16.6     RIGHTS ON RETURN FROM MILITARY LEAVE OF ABSENCE.................37
   16.7     SUNSET PROVISIONS OF EGTRRA.....................................37

Article 17 Top-Heavy Provisions.............................................38

   17.1     TOP-HEAVY PROVISIONS............................................38
   17.2     TOP-HEAVY DEFINITIONS...........................................38
   17.3     DETERMINATION OF TOP-HEAVY STATUS...............................38
   17.4     TOP-HEAVY RATIO.................................................39
   17.5     MINIMUM ALLOCATION..............................................39
   17.6     MINIMUM VESTING IN TOP-HEAVY YEARS..............................40

Article 18 Execution........................................................41

      APPENDIX A - Costco 401(k) Retirement Plan Participating Employers....42
      APPENDIX B - Costco 401(k) Retirement Plan Pay Code Chart.............43




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Costco 401(k) Retirement Plan                                            Page 1
                          Costco 401(k) Retirement Plan

Costco Wholesale Corporation ("Costco") maintains this Plan for the exclusive benefit of eligible employees of Costco and its designated subsidiaries. The Plan was formerly known as the PriceCostco 401(k) Retirement Plan and was established effective January 1, 1995, by merging the Costco Wholesale
Corporation Employees' 401(k) Retirement Plan and The Price Company Profit Sharing Plan into The Price Company 401(k) Plan. The Costco 401(k) Plan for California Union Employees was established effective June 1, 1995. That Plan merged into the Costco 401(k) Retirement Plan effective December 31, 2002. The Plan is intended to be a qualified profit sharing plan under the Internal Revenue Code, with a salary reduction arrangement under Code Section 401(k) and a matching contribution under Code Section 401(m).

Article 1 ........                                             Definitions

Whenever used in this Plan, the following terms shall have the meanings set out below, unless the context clearly indicates otherwise, and when the defined meaning is intended the term is capitalized:

1.1      "Account" means the aggregate of the accounts maintained for a
           Participant under the Plan.

1.2      "Act" means the Employee  Retirement  Income Security Act of 1974
           (also known as ERISA),  as it may be amended from time to time.

1.3 "Actual Contribution Percentage (ACP)" means the average (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the Contribution Percentages of the Participants in a specified group of eligible Highly Compensated Employees or Non-Highly Compensated Employees.

1.4 "Actual Deferral Percentage (ADP)" means the average (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the Deferral Percentages of the Participants in a specified group of eligible Highly Compensated Employees or Non-Highly Compensated Employees.

1.5 "Affiliated Company" means any corporation, trade, or business comprising with the Employer part of a controlled group (as defined in Code Sections 414(b) and (c) as modified by Code Section 414(h)), any organization comprising with the Employer part of an affiliated service group (as defined in Code Section 414(m)), or any employer of "leased employees" (as defined in Code Section 414(n)) of the Employer or other Affiliated Company, and any other entity required to be aggregated with the Employer under Code Section 414(o) and the regulations issued thereunder.

1.6       "Anniversary Date" means the last day of the Plan Year.

1.7 "Annual Addition" means (for purposes of applying the limitations of Code Section 415) contributions and additions allocated with respect to a Participant for a Limitation Year, as defined in Code Section 415(c).

1.8 "Approved Absence" means an Employee's leave without pay for a specified period of time approved by a Participating Employer in advance and in writing, in accordance with an established leave policy that is applied in a uniform and nondiscriminatory manner to similarly situated Participants. Other unpaid leaves of absence shall be considered a Period of Severance under the Plan.

1.9 "Beneficiary" means a person or entity designated by a Participant or by the terms of the Plan who is entitled to a benefit under the Plan in the event of the Participant's death. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed the Beneficiary's interest. A Beneficiary's right to (and the Plan Administrator's or the Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan.

1.10 "Break in Service" means a Period of Severance of 12 consecutive months, during which a Participant completes no Hours of Service.

1.11      "Code" means the Internal Revenue Code of 1986, as amended.

1.12 "Committee" means the Costco Benefits Committee. A member appointed to the Committee shall serve until the first to occur of such member's resignation, removal by the Board of Directors, or termination of employment with Costco and its Affiliated Companies.

1.13 "Company Contribution" or "Company Contribution for California Teamster Employees" means the contribution made by a Participating Employer pursuant to Section 3.1(c)(2). An Employee is eligible for this contribution only to the extent such contribution is required by the Participating Employer's collective bargaining agreement with the International Brotherhood of Teamsters in California. Compensation, hours, and work not covered by that agreement is ineligible for this contribution.

1.14 "Compensation" means those items on the Costco 401(k) Retirement Pay Code Chart reflected as included for purposes of the Salary Deferral and Matching Contributions, and the Discretionary and Company Contribution. The Chart, attached hereto as Appendix B, may be amended from time to time by the Employer. Compensation taken into account for purposes of the Salary Deferral and Matching Contribution portions of the Plan shall not include the Compensation earned by the Participant prior to the Participant's Entry Date for Salary Deferral Contributions, and Compensation for purposes of the Employer Discretionary and Company Contribution shall not include the Compensation earned by the Participant prior to the Participant's Entry Date for Discretionary and Company Contributions. Furthermore, the annual Compensation of any Participant taken into account for determining any benefit provided under the Plan shall not exceed $200,000, as adjusted in accordance with Section 401(a)(17) of the Code.

1.15 "Contribution Percentage" means the ratio (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the Matching Contributions made under the Plan on behalf of a Participant for the Plan Year to the Section 414 Compensation of the Participant for the Plan Year. Provided, however, that in the case of a Highly Compensated Employee who is eligible to participate in two or more Code Section 401(k) plans of a Participating Employer to which matching contributions or employee contributions are made, all such contributions on behalf of the Highly Compensated Employee must be aggregated for purposes of determining the Highly Compensated Employee's Contribution Percentage. Only Matching Contributions not recharacterized as Qualified Non-Elective Contributions for purposes of satisfying the ADP Test are considered. The Employer may also elect, with respect to Employees eligible for Matching Contributions, to treat elective deferrals (as defined in Treasury Regulation 1.402(g)) and qualified non-elective contributions (as defined in Code Section 401(m)) contributed to any plan maintained by a Participating Employer as Matching Contributions, subject to Treasury Regulation 1.401(m)-1(b)(5) (which is incorporated herein by reference), provided that the Plan Year is the same as the plan year of the plan to which such elective deferrals and qualified non-elective contributions are made.

1.16      "Costco" means Costco Wholesale Corporation, a Washington corporation.

1.17 "Deferral Percentage" means the ratio (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the Salary Deferral Contributions made under the Plan on behalf of a Participant for a Plan Year to the Section 414 Compensation of the Participant for the Plan Year. Provided, however, that in the case of a Highly Compensated Employee who is eligible to participate in two or more Code Section 401(k) plans of a Participating Employer to which salary reduction contributions, or other elective contributions, may be made, all such contributions on behalf of the Highly Compensated Employee shall be aggregated for purposes of determining the Highly Compensated Employee's Deferral Percentage. Only Salary Deferral Contributions not recharacterized as Matching Contributions for purposes of satisfying the ACP test are considered. The Employer may also elect to treat qualified non-elective contributions (as defined in Code Section 401(m)) that are not recharacterized as Matching Contributions and are contributed to any plan maintained by a Participating Employer and matching contributions (as defined in Code
           Section 401(m)(4)) contributed to any plan maintained by a Participating Employer, including Matching Contributions recharacterized as qualified non-elective contributions (provided the Matching Contributions meet the vesting and distribution requirements of Code Section 401(k)(3)(D)(ii)(I)), as Salary Deferral Contributions, provided that the Plan Year is the same as the plan year of the plan to which such Matching Contribution and qualified non-elective contributions are made.

1.18 "Discretionary Contribution" means the contribution made by a Participating Employer pursuant to Section 3.1(c)(1). Employees whose work is covered by a collective bargaining agreement are ineligible for the Discretionary Contribution at Section 3.1(c)(1) unless such agreement provides for participation in the Plan to the same extent as Employees not covered by that or any other collective bargaining agreement. Compensation, hours, and work that is covered by the collective bargaining agreement with the International Brotherhood of Teamsters in California is ineligible for the Discretionary Contribution at Section 3.1(c)(1).

1.19      "Effective Date" means January 1, 1995.

1.20 "Eligibility Computation Period for Discretionary and Company Contributions" means a 12-consecutive-month period during which an Employee completes not less than 1,000 Hours of Service, measuring the beginning of the initial 12-month period from the Employee's Employment Commencement Date. If an Employee does not complete 1,000 Hours of Service during his or her initial Eligibility Computation Period, each succeeding Eligibility Computation Period shall be the 12-consecutive-month period ending on the last day of each bi-weekly payroll period. Provided, however, that an Eligibility Computation Period for an Employee who does not complete 1,000 Hours of Service during his or her initial Eligibility Computation Period shall also be any Plan Year in which the Employee completes not less than 1,000 Hours of Service, beginning with the Plan Year in which occurs the first anniversary of the Employee's Employment Commencement Date. The elapsed time method does not apply for this purpose.

1.21 "Eligible Employment" means work classified on a Participating Employer's payroll as performed by an Employee. Eligible Employment does not include work performed pursuant to a collective bargaining agreement, except to the extent such agreement provides for participation in this Plan. Eligible Employment does not include work as a Leased Employee, work in Puerto Rico, or work compensated through a payroll system other than a Participating Employer's payroll administered in Issaquah, Washington.

1.22 "Employee" means any employee of a Participating Employer, including a Leased Employee.

1.23 "Employee Contribution Account" means the Accounts maintained for a Participant to record his or her contributions to the Plan, including a Participant's "Rollover Account" (but excluding accounts for Salary Deferral Contributions, which are considered employer contributions under the Act).

1.24 "Employer" means Costco Wholesale Corporation, a Washington corporation. As Plan sponsor, the Employer shall have the power to design, amend and terminate the Plan, to execute Plan and Trust documents; and to perform similar settlor functions, provided the Employer may delegate the performance of such functions to specific employees or officers, or the Committee.

1.25 "Employer Contribution Account" means the Accounts maintained for a Participant to record his or her share of the contributions made by a Participating Employer that are subject to the Plan's vesting schedule, including accounts for Matching Contributions, and Discretionary and Company Contributions.

1.26 "Employer Stock" means stock of the Employer which is a Qualifying Employer Security.

1.27 "Employer Stock Ownership Plan" or "ESOP" means the portion of this Plan described in Section 7.5 hereof.

1.28 "Employment Commencement Date" means the date an Employee first performs an Hour of Service for a Participating Employer.

1.29 "Entry Date for Discretionary and Company Contributions" means January 1 and July 1 of each Plan Year.

1.30 "Entry Date for Salary Deferral Contributions" means the first day of the first pay period ending after an Employee completes 90 days of Service within a 12-month period, as described in Section 2.1. The Participant's Participating Employer may extend the end of a pay period to a date that is before the pay date for that pay period, to the extent such extension is done on an administratively practicable and reasonably consistent basis.

1.31 "Excess Aggregate Contributions" means with respect to any Plan Year the excess of (a) the aggregate amount of Matching Contributions, including the aggregate amount of elective deferrals and qualified non-elective contributions (as defined in Code Section 401(m)) actually taken into account in computing the Actual Contribution Percentage of Highly-Compensated Employees for a Plan Year, over (b) the maximum amount of such contributions permitted by the Actual Contribution Percentage (ACP) test (determined hypothetically by reducing contributions made on behalf of Highly-Compensated Employees in order of Contribution Percentages beginning with the highest of such Contribution Percentages and continuing until the ACP test is satisfied).

1.32 "Excess Contributions" means, with respect to any Plan Year the excess of (a) the aggregate amount of Salary Deferral Contributions including Matching Contributions and qualified non-elective contributions (as defined in Code Section 401(m)) actually taken into account in computing the Actual Deferral Percentage of Highly-Compensated Employees for such Plan Year, over (b) the maximum amount of such contributions permitted by the Actual Deferral Percentage (ADP) test (determined hypothetically by reducing contributions made on behalf of Highly-Compensated Employees in order of Deferral Percentages beginning with the highest of such Deferral Percentages and continuing until the ADP test is satisfied).

1.33 "Excess Deferrals" means the amount of Salary Deferral Contributions for a calendar year which, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 403(b) or 408(k) of the Code, exceeds the limit imposed on such deferrals by Section 402(g) of the Code for such calendar year, exclusive of Catch-Up Contributions permitted under Section 3.1(e) of the Plan and Section 414(v) of the Code.

1.34      "Five Percent Owner" means any person  described as a 5% owner of a
           Participating Employer within the meaning of Section 416(i)(1) of the Code.

1.35 "Highly-Compensated Employee" means any employee who was a Five Percent Owner at any time during the Plan Year in question or the preceding Plan Year, and any employee who, during the preceding Plan Year, received Section 414 Compensation from a Participating Employer in excess of $90,000, as adjusted pursuant to the Code, and was in the top-paid 20% of employees when ranked on the basis of Section 414 Compensation for the year. In addition, a former employee shall be treated as a Highly-Compensated Employee if the former employee was a Highly-Compensated Employee when the employee separated from service with a Participating Employer or was a Highly-Compensated Employee at any time after attaining age 55. For purposes of determining the number of employees in the top-paid group only, there shall be excluded all employees who (i) have not completed six months of service with a Participating Employer, (ii) normally work less than 17 1/2 hours per week, (iii) normally work during not more than six months during any year, (iv) have not attained age 21, (v) are included in a unit of employees covered by a collective bargaining agreement (unless the collective bargaining agreement requires coverage under this Plan), or (vi) are nonresident aliens receiving no U.S. source income from a Participating Employer.

1.36     "Hour of Service" means:

            (a) Each hour for which a Participating Employer, either directly or indirectly, pays an Employee or for which the Employee is entitled to payment for the performance of duties during the Plan Year. These hours shall be credited to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid;

            (b) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Participating Employer. Hours under this subsection shall be credited to the Employee for the Plan Year to which the award or the agreement pertains rather than to the Plan Year in which the award, agreement, or payment is made; and

            (c) Each hour for which a Participating Employer, either directly or indirectly, pays an Employee or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated) for reasons other than for the performance of duties during a Plan Year, such as leave of absence, vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or Military Leave. Hours under this subsection shall be credited to the Plan Year in which the Employee is paid, the Employee becomes entitled to payment, or the payment becomes due, whichever occurs first. Notwithstanding the preceding provisions of this subsection, no credit shall be given for:

                  (1) More than 501 hours under this subsection on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year);

                  (2) Any hour on account of a period during which the Employee does not perform any duties if the payment is under a plan maintained solely for the purpose of complying with the applicable workman's compensation law, unemployment compensation law, or disability insurance law; and

                  (3) Any hour for a payment that solely reimburses the Employee for medical or medically related expenses incurred by the Employee.

                  Credit shall not be given under more than one of the foregoing subsections (a), (b), and (c). If credit is to be given for the 12-month period beginning with the Employee's employment commencement date, then the 12-month period beginning with the date an Employee first completes an Hour of Service for a Participating Employer shall be substituted for the term "Plan Year" wherever the latter term appears in this section. Any ambiguity with respect to the crediting of an Hour of Service shall be resolved in favor of the Employee. Hours of Service shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are specifically incorporated herein by this reference.

1.37 "Inactive Participant" means a Participant who has terminated employment with a Participating Employer and has an interest in the Plan that has not been distributed, or a Participant who has become an Ineligible Employee.

1.38       "Ineligible Employee" means an Employee who is not eligible to participate in this Plan.

1.39 "Investment Funds" means the investment funds established pursuant to the Plan as the Plan Administrator may authorize from time to time.

1.40 "Leased Employee" means any individual (other than an Employee of a Participating Employer) who, pursuant to an agreement between a Participating Employer and any other person (the "leasing organization"), has performed services for a Participating Employer or for a Participating Employer and related persons on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction or control of a Participating Employer. Contributions or benefits provided by the leasing organization which are attributable to the services performed for a Participating Employer shall be treated as provided by a Participating Employer. The preceding sentence shall not apply to any Leased Employee if (a) the total of Leased Employees constitute less than 20% of a Participating Employer's non-highly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) of the Code, and (b) such individual is covered by a money purchase pension plan providing immediate participation, full and immediate vesting, and a non-integrated employer contribution of 10% of compensation (as defined in Section 415(c)(3) of the Code), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the individual's gross income under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

1.41     "Limitation Year" means the Plan Year.

1.42 "Matching Contribution" means the contribution to the Plan made by a Participating Employer for the Plan Year and allocated to a Participant's Matching Contribution Account under Section 3.1(b) by reason of the Participant's Salary Deferral Contributions to the Plan. Employees whose work is covered by a collective bargaining agreement are ineligible for this contribution, unless such agreement provides for such contribution or provides that Employees whose work is covered by that agreement will participate in the Plan to the same extent as Employees not covered by that or any other collective bargaining agreement.

1.43 "Matching Contribution Account" means the Account maintained by the Plan Administrator for each Participant which is to be credited with the Matching Contributions allocated to the Participant and adjustments related thereto.

1.44 "Maternity or Paternity Leave" means an absence from work for any of the following reasons:

            (a)   The pregnancy of the Employee;

            (b)   The birth of a child of the Employee;

            (c) The placement of a child with the Employee in connection with the adoption of such child by the Employee; or

            (d)   For purposes of the care of a child referred to in subsections
                  (b) or (c), immediately following the child's birth or placement for adoption.

         An Employee must furnish the Plan Administrator with reasonable information in a timely manner establishing that any absence from work is for one of the reasons listed above. In such event, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. Maternity or Paternity Leave shall be considered only for purposes of determining whether or not a Break in Service has occurred and not for any other purpose.

1.45       "Military Leave" means qualified military service described in Code
           Section 414(u).

1.46 "Nondeductible Voluntary Contribution Account" means an account holding after-tax voluntary contributions made by a Participant under a Prior Plan or pursuant to a defaulted loan.

1.47 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan and Trust, to that portion of a Participant's Account balance that has become vested in accordance with Article 8.

1.48 "Non-Highly-Compensated Employee" means any Employee who is not a Highly-Compensated Employee.

1.49      "Normal Retirement Age" means age 65 while in the active employment of a Participating Employer.

1.50       "Participant" means an active Employee who has entered the Plan or an Inactive Participant.

1.51 "Participating Employer" means Costco Wholesale Corporation and the Affiliated Companies listed on Appendix A attached hereto.

1.52 "Period of Severance" means a continuous period of time during which an Employee is not employed by a Participating Employer. Such period begins on the date the Employee retires, quits, or is discharged or, if earlier, on the 12 month anniversary of the date on which the Employee was otherwise first absent from service. Approved Absence and Maternity or Paternity Leave shall not constitute a Period of Severance, provided, however, that (a) continuation upon a temporary layoff for lack of work for a period in excess of three months shall be deemed a termination of employment effective as of the end of the third month of such period, and (b) failure to return to work upon the expiration of any Approved Absence, Maternity or Paternity Leave, sick leave, vacation, or within three days after recall from a temporary layoff for lack of work shall be deemed a termination of employment effective as of the expiration of such Approved Absence, Maternity or Paternity Leave, sick leave, vacation or layoff. A Period of Severance shall not include Military Leave, unless required by Code Section 414(u) or Treasury Regulations 1.410(a)-7.

1.53       "Plan" means the plan reflected in this document, and any amendments thereto.

1.54 "Plan Administrator" means the Committee. The Plan Administrator shall be the Named Fiduciary of the Plan.

1.55        "Plan Year" means the 12  consecutive  month period  commencing on
             January 1 and ending on December 31 of each calendar year.

1.56 "Prior Plan" means The Costco Wholesale Corporation Employees' 401(k) Retirement Plan, The Price Company
            Profit Sharing Plan, or The Price Company 401(k) Plan.

1.57 "Qualifying Employer Security" means the common stock issued by the Employer which is tradable on an established securities market, or any other securities of the Employer which meet the requirements of Code Section 409(l) and are specified in writing to the Plan Administrator by the Employer.

1.58 "Qualified Non-Elective Contribution" means a contribution made pursuant to Section 3.1(d) and allocated to Participants' Accounts when such contribution is designated by the Employer as Nonforfeitable and subject to the Limitations on withdrawal for Salary Deferral Contributions described in Code Section 401(k)(2)(B).

1.59 "Salary Deferral Account" means the Account maintained for a Participant to record his or her share of the contributions made by a Participating Employer that are made pursuant to Participants' Salary Deferral Agreements.

1.60 "Salary Deferral Agreement" means a written agreement or enrollment form (or written confirmation of a voice enrollment) in which a Participant elects to have his or her Compensation reduced by a specified amount, in whole percentages. A Participant may elect to reduce Compensation for non-Catch-Up Contributions not less than 1% or more than 50% per pay period. A Participant may elect to reduce Compensation for Catch-Up Contributions not less than 1% or more than 50% per pay period. The determination of whether a contribution is a Catch-Up Contribution is, however, determined in accordance with
           Section 3.1(e) and Code Section 414(v). Salary Deferral Agreements shall be governed by the following:

            (a) Enrollment. A Participant's initial Salary Deferral Agreement must be submitted to the Plan prior to the end of the pay period within which falls the Participant's Entry Date for Salary Deferral Contributions, in order to be effective on such Entry Date. If a Participant does not enroll for salary deferrals when first eligible, the Participant may submit a Salary Deferral Agreement at any time thereafter, to be effective on the first day of the pay period within which enrollment is completed. The Participant's Participating Employer may extend the end of a pay period to a date that is before the pay date for that pay period, to the extent such extension is done on an administratively practicable and reasonably consistent basis. The effective date of enrollment is subject to administrative practicability.

            (b) Effective Time. A Salary Deferral Agreement shall apply to each payroll period during which an effective Salary Deferral Agreement is in effect with a Participating Employer and shall be effective as of the beginning of the first payroll period that includes the effective date of the Salary Deferral Agreement. Salary Deferral Agreements may be entered into telephonically or by such other method as the Plan Administrator shall determine from time to time.

            (c) Suspension or Amendment. A Salary Deferral Agreement may be suspended or may be amended by a Participant at any time by such method as the Plan Administrator may announce, from time to time (including automated voice response or electronic mail procedures) or by giving written notice to a Participating Employer and the Plan Administrator on or before such reasonable prior deadline as the Plan Administrator shall establish from time to time.

            (d) Verification by Participant. A Participant is responsible for reviewing account statements and payroll stubs to verify that the correct salary reduction amount is being taken from the Participant's wages and credited to the Plan, and the Participant must notify the Plan Administrator of any error within 60 days. Failure to do so will be considered the Participant's consent to the amount of the actual salary reduction being taken.

            (e) Maximum annual deferral. No Salary Deferral Agreement shall allow deferrals under this Plan and any other qualified plan maintained by a Participating Employer during any taxable year to exceed the dollar limitation contained in Section 402(g) and 414(v) of the Code in effect for such taxable year.

1.61 "Salary Deferral Contribution" means a contribution made by a Participating Employer to a Participant's Salary Deferral Account on behalf of the Participant for such Plan Year in an amount equal to the total amount by which the Participant's Compensation from a Participating Employer was reduced during the Plan Year pursuant to the Salary Deferral Agreement. Employees whose work is covered by a collective bargaining agreement are ineligible for this contribution, unless such agreement provides for such contribution or provides that Employees whose work is covered by that agreement will participate in the Plan to the same extent as Employees not covered by that or any other collective bargaining agreement. The dollar limitation of Code
           Section 402(g), as adjusted, shall apply in the aggregate to Elective Contributions under this Plan and elective contributions on behalf of the Participant for the same taxable year under all cash and deferred arrangements described in Code Section 402(h)(1)(B), 457, 501(c)(18) and 403(b) covering such Participant, regardless of employer, except to the extent permitted for Catch-Up Contributions under Section 3.1(e) of the Plan.

1.62       "Section 414  Compensation"  is used for calculating the ADP, ACP and
           Section 401(a)(4) discrimination tests and for determining whether a Participant is a Highly Compensated Employee or a Key Employee and means Section 415 Compensation.

1.63 "Section 415 Compensation" or "415 Compensation" is used for determining the maximum allowable Annual Addition to a Participant's Account and means compensation as defined in Code Section 415(c)(3) and Treasury Regulation 1.415-2(d)(11)(i), including (i) any elective deferral (as defined in Code Section 402(g)(3)), and (ii) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4), or
            457. Section 415 Compensation includes amounts under Code Section 125 not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. For this purpose, an amount will be treated as a 125 Deferral only if the Participating Employer does not otherwise request or collect information regarding the
            Participant's other health coverage as part of the enrollment process for the health plan. Notwithstanding the foregoing, the annual Section 415 Compensation of any Participant shall not exceed the maximum permitted under Sections 401(a)(17) and 415 of the Code.

1.64 "Service" means an Employee's period or periods of employment with a Participating Employer, which are counted as Service in accordance with the following:

            Each Employee shall be credited with Service under the Plan for the period or periods during which such Employee maintains an employment relationship with a Participating Employer. An Employee's employment relationship shall be deemed to commence on the date the Employee first renders one Hour of Service to a Participating Employer or any Affiliated Company and shall be deemed to continue during the following periods:

            (a) An Employee shall not be considered to have terminated employment during a period of Approved Absence unless the Employee fails to return to the employ of a Participating Employer at or prior to the expiration date of such Approved Absence, in which case he or she shall be deemed to have terminated as of the date of expiration of such Approved Absence.

            (b) In the case of an Employee who terminates employment and who is subsequently reemployed by a Participating Employer without having incurred a Break in Service, the period between the date of termination and date of reemployment.

            All periods of an Employee's Service, whether or not consecutive, shall be aggregated.

1.65 "Spouse" means the spouse of the Participant who is married to the Participant on the date distribution of benefits under the Plan commences or who was married to the Participant on the date of the Participant's death. However, a former spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

1.66 "Total Disability" means the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or that has lasted or can be expected to last for a continuous period of not less than 12 months, or for a blind Participant age 55 and over, the inability to engage in the Participant's usual occupation. Total Disability shall be evidenced by the Participant's eligibility for Social Security disability benefits, and a disabled Participant must furnish proof satisfactory to the Plan Administrator of a determination by Social Security that the Participant is entitled to Social Security disability benefits.

1.67        "Trust" means the trust established to hold and invest the contributions made to the Plan.

1.68 "Trust Fund" means all property of every kind held or acquired by the Trustee under the agreement under which the Trust is established.

1.69 "Trustee" means T. Rowe Price Trust Company, as Trustee, pursuant to the agreement under which the Trust is maintained, or any successor appointed by the Employer who in writing accepts the position of Trustee.

1.70 "Uniformed Services" means the United States Armed Forces (including the Coast Guard), the Army National Guard and the Air National Guard (when engaged in active duty for training, inactive duty training, or full-time National Guard duty), the commissioned corps of the Public Health Service, and any other category of persons designated by the President of the United States in time of war or emergency, as required under the Uniformed Services Employment and Reemployment Rights Act.

1.71 "Valuation Date" means, with respect to the Trust Fund, the Anniversary Date, the last business day of each calendar month, and such other interim valuation date or dates as directed by the Plan Administrator.

1.72        "Years  of  Service"  means  the  length  of an  Employee's  Service determined by dividing the Employee's days of Service by 365 and rounding any fractional result down to the nearest whole year. Employees who participated in the Costco Wholesale Corporation Employees' 401(k) Retirement Plan prior to the Effective Date shall receive credit for the number of Years of Service credited under the "hours of service" method used by that plan prior to the Effective Date, in accordance with Treasury Regulation 1.410(a)-7(g). Thereafter, such employees shall receive credit for additional Years of Service under the "elapsed time" method used by this Plan counting only Service after the Effective Date. Years of Service with a prior Affiliated Company or under a prior Plan shall not count under this Plan, unless stated otherwise herein or required by law.

                    Article 2 Eligibility and Participation
2.1      eligibility for salary deferral and matching contributions
Each Employee who is at least 18 years of age and is in Eligible Employment shall be eligible to participate in the Plan, for purposes of making Salary Deferral Contributions and receiving Matching Contributions only, on the Entry Date for Salary Deferral Contributions following the completion of 90 days of Service within a 12 consecutive month period, and after timely filing a Salary Deferral Agreement. An Employee who has met the requirements described above but who is not in Eligible Employment on such Entry Date shall become eligible for participation on the date the Employee subsequently enters Eligible Employment and timely files a Salary Deferral Agreement. A Participant shall not be eligible to share in the Employer's Discretionary or Company Contribution until the requirements of Section 2.2 are met.

2.2      eligibility for discretionary and company contributions
Each  Employee  who is at least 18  years of age and is in  Eligible  Employment shall be eligible to participate in the Plan for purposes of the Employer's Discretionary or Company Contribution on the Entry Date for Discretionary and Company Contributions after completing the Eligibility Computation Period for Discretionary and Company Contributions. An Employee who has met the requirements described above but who is not in Eligible Employment on such Entry Date shall become eligible for participation on the date the Employee subsequently enters Eligible Employment.

2.3      continuance of participation
An eligible Employee shall continue to be a Participant as long as the Participant has an Account balance in the Plan. However, active participation shall cease when a Participant terminates employment with the Employer. Active participation shall also cease if a Participant's Eligible Employment ceases, whether or not the Participant remains an Employee, in accordance with the provisions of Section 2.5. Such a Participant may become an active Participant again as of the date he or she returns to Eligible Employment. In addition, active participation shall cease if a Participant is on an unpaid Approved Absence. However, if a Participant returns to the Service of a Participating
Employer on or before the end of an Approved Absence, that Participant may become an active Participant again as of the date he or she returns to Eligible Employment. Active participation shall also cease if a Participant voluntarily waives participation in accordance with the provisions of Section 2.6. This Section shall not be construed to grant former Participants, Participants or Employees who are re-employed greater rights, contributions or benefits than former Participants, Participants or Employees whose employment does not terminate. The re-employed person must also timely file a Salary Deferral Agreement following re-employment to participate in the Salary Deferral and Matching Contributions.

2.4      participation upon re-employment
A Participant or former Participant whose employment terminates and who is subsequently re-employed or an Employee who has satisfied the eligibility requirements of the Plan but terminates prior to an applicable Entry Date (for either Salary Deferral Contributions or for Discretionary and Company Contributions, or both) shall re-enter the Plan as a Participant (with respect to the portions of the Plan for which the Employee was eligible) on the date of re-employment. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the normal provisions of the Plan. This Section shall not be construed to grant former Participants, Participants or Employees who are re-employed greater rights, contributions or benefits than former Participants, Participants or Employees whose employment does not terminate. The re-employed person must also timely file a Salary Deferral Agreement following re-employment to participate in the Salary Deferral and Matching Contributions.

2.5      ineligible employee status
If a Participant does not terminate employment but becomes an Ineligible Employee, the Plan Administrator shall limit that Participant's share of the allocation of employer contributions and Participant forfeitures, if any, to relate to the Participant's Compensation paid by the Employer for services while the Participant was in Eligible Employment. However, during the period that the Participant is an Ineligible Employee, his or her Account shall continue to share fully in Trust Fund allocations of net income (or loss). If an Ineligible Employee becomes eligible to participate by reason of a change to Eligible Employment, the Employee may participate in the Plan immediately if he or she has satisfied the normal eligibility requirements and would have been a Participant had he or she been in Eligible Employment during his or her period of Service with the Participating Employer. 2.6 election not to participate With the consent of the Plan Administrator, an eligible Employee may voluntarily elect not to participate in the Plan and may waive coverage prospectively by signing forms acceptable to the Plan Administrator. Such waiver must be knowing and voluntary, and the reason for the waiver must be reflected in writing. A Participant who has waived coverage may not elect to resume participation in the plan before the time specified in the waiver, if any, and must notify the Plan Administrator in writing of the election to resume participation in the Plan no later than 30 days prior to the beginning of the Plan Year in which participation shall be reinstated.

                        Article 3 Employer Contributions
3.1      amount of contribution

(a) Salary Deferral Contribution. Participating Employers shall contribute an amount to the Account of each Participant who satisfies the eligibility requirements of Article 2 equal to the Salary Deferral
         Contribution made pursuant to such Participant's Salary Deferral Agreement for such Plan Year.

(b) Matching Contribution. Participating Employers may contribute an amount to the Account of each Participant who satisfies the eligibility requirements of Article 2 equal to a percentage of a Participant's Salary Deferral Contributions made for a Plan Year, up to a certain amount. Such percentage and amount are established annually by the Employer. The Matching Contribution for Participants whose work is covered by the collective bargaining agreement with the International Brotherhood of Teamsters in California is that which is required by that agreement and memorialized by the Employer. Participating Employers reserve the right to make no Matching Contribution, and to modify the Matching Contribution formula or allocation within the time prescribed by law.

A Participating Employer makes the Matching Contribution for work covered by the collective bargaining agreement with the International Brotherhood of Teamsters in California only if the Plan otherwise requires such Matching Contribution, and if such Matching Contribution is with respect to work covered by that agreement. Participating Employers do not make that Matching Contribution for work not covered by such agreement. A Participating Employer makes the Matching Contribution for work by other Participants only if the Plan otherwise requires such Matching Contribution, and if such Matching Contribution is with respect to work not performed pursuant to the collective bargaining agreement with the International Brotherhood of Teamsters in California. Participating Employers do not make that Matching Contribution for work covered by such agreement.

(c)       Discretionary and Company Contribution.  Participating  Employers
          may make a Company or Discretionary Contribution for a Plan Year to the Account of a Participant who satisfies the eligibility requirements for Discretionary or Company Contributions in Article 2 and who is employed by the Employer on the last day of the Plan Year for which any such contribution is made. The Employer will declare any such Company or Discretionary Contribution in writing and make it within the time period prescribed by law, both of which may occur after the Plan Year to which it relates, and any such Contribution shall be allocated based on the terms of the Plan (including but not limited to this Section and subsections (1) and (2)), and on Participants' status on the last day of the Plan Year for which the contribution is declared and made. Participating Employers reserve the right to make no Company or Discretionary Contribution, and to modify the Company or Discretionary Contribution formula or allocation within the time prescribed by law. For this purpose a Participant whose employment has terminated under a severance agreement but who is still receiving severance pay shall not be considered to be employed by a Participating Employer after the termination date specified in the severance agreement. If a Participating Employer makes a Company Contribution under 3.1(c)(2) for a Participant's hours of work, a Participating Employer will not also make a Discretionary Contribution under 3.1(c)(1) for Compensation earned with respect to the same hours of work. If a Participating Employer makes a Discretionary Contribution under 3.1(c)(1) for a Participant's Compensation, a Participating Employer will not also make a Company Contribution under 3.1(c)(2) for hours of work with respect to the same Compensation.

         Solely for purposes of determining Years of Service under this subsection, Years of Service prior to a Break in Service shall be excluded. Moreover, an Employee who was employed by The Price Company on the effective date of the merger of The Price Company and Costco Wholesale Corporation shall not be entitled to count as service any period of time that he or she was previously employed by Costco Wholesale Corporation, and an Employee who was employed by Costco Wholesale Corporation on the effective date of the merger of The Price Company and Costco Wholesale Corporation shall not be entitled to count as service any period of time that he or she was previously employed by The Price Company.

         (1) Discretionary Contribution. This Discretionary Contribution is a percentage of Compensation established annually by the Employer within the time prescribed by law. The contribution under this Section 3.1(c)(1) may vary according to a Participant's Years of Service but all Participants with the same Years of Service (as grouped below) will receive a Discretionary Contribution under this Section 3.1(c)(1) that is the same percentage of Compensation. This Section 3.1(c)(1) Discretionary Contribution is based on Compensation earned while a Participant is in Eligible Employment and after such Participant's Entry Date for Discretionary and Company Contributions. The Employer will notify the Trustee in writing of the percentage of Compensation to be contributed for each Years of Service group.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                     Years of Service

------------------------------------------------------------------------------
------------------------------ -------------------------------------- --------

     Less than 2         Less than 12              Less than 22
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- ------------------------------

     Less than 3         Less than 13              Less than 23
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

     Less than 4         Less than 14              Less than 24
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

     Less than 5         Less than 15              Less than 25
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

     Less than 6         Less than 16              Less than 26
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

     Less than 7         Less than 17              Less than 27
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

     Less than 8         Less than 18              Less than 28
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

     Less than 9         Less than 19              Less than 29
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

    Less than 10         Less than 20              Less than 30
---------------------- ----------------------- -------------------------------
---------------------- ----------------------- -------------------------------

    Less than 11         Less than 21               30 or more
---------------------- -------- -------------- ----------- -------------------

                  For purposes of this Section 3.1(c)(1) Discretionary Contribution, Compensation does not include amounts earned pursuant to work covered by the collective bargaining agreement with the International Brotherhood of Teamsters in California.

         (2) Company Contribution for California Teamster Employees. The Company Contribution is the amount required by collective bargaining agreement, and memorialized and made by the Employer within the time prescribed by law. The contribution under this Section 3.1(c)(2) may vary according to a Participant's Years of Service, but all Participants with the same Years of Service will receive a Company Contribution under this Section 3.1(c)(2) that is the same amount for each straight time hour. The Employer will notify the Trustee in writing of the contribution amount per straight time hour according to a Participant's Years of Service. Only straight time hours worked pursuant to the collective bargaining agreement with the International Brotherhood of Teamsters in California, and only straight time hours worked while a Participant is in Eligible Employment and after such Participant's Entry Date for Discretionary and Company Contributions, is taken into account when computing this contribution.

                  For this purpose, "straight time hour" means straight time hours worked, including hours worked on Sunday, up to a maximum of 80 hours per normal two week pay period.

(d)                 Qualified  Non-Elective   Contribution.   The  Employer  may
               designate all or a portion of the Discretionary or Company Contribution or certain Matching Contributions made for a Plan Year as a Qualified Non-Elective Contribution in order to help meet the ADP test described in Section 4.2 or the ACP test described in Section 4.3. The Employer may also, in its discretion, make a separate contribution, which the Employer may designate as a Qualified Non-Elective Contribution. Such separate contribution shall be made in an amount and allocated under one of the following methods to Participants in a disaggregated plan (as defined by Treasury Regulations issued under Code Section
               410), or any other method elected by the Employer and permitted by law:

         (1) Within twelve (12) months after the end of the Plan Year, the Employer may in its discretion make a Qualified Non-Elective Contribution to be allocated first to those Participants with the lowest Deferral Percentage or Contribution Percentage, as applicable, in the minimum amount necessary to meet the test in question or to cause such Participants' Deferral Percentages or Contribution Percentages to equal the Deferral or Contribution Percentages of Participants with the next lowest percentages, whichever occurs first. Then the remaining Qualified Non-Elective Contribution may be allocated to the group with the next lowest Deferral or Contribution Percentage, including those Participants brought up to such percentage by the previous allocation, in the minimum amount necessary to meet the test in question or to cause such percentages to equal the percentage of Participants with the next lowest percentage. This process is continued until the applicable test is met and the contribution is allocated in its entirety.

         (2) Within twelve (12) months after the end of the Plan Year, the Employer may in its discretion make a Qualified Non-Elective Contribution to be allocated to the Accounts of Non-Highly Compensated Employees in the following manner. The Employer may first allocate the Qualified Non-Elective Contribution to the Account of the lowest paid Non-Highly Compensated Employee up to that Employee's "Maximum Permissible Amount" in accordance with Code Section 415 and Section 5.3 of this Plan. If after making this contribution the Plan does not pass the ADP or ACP Test, as applicable, the Employer may allocate a contribution to the Account of the next lowest paid Non-Highly Compensated Employee up to that Employee's "Maximum Permissible Amount" in accordance with Code Section 415 and
                  Section 5.3 of this Plan, and so forth until the Plan passes the ADP or ACP Test, as applicable. To determine which Employee is the "lowest paid" Non-Highly Compensated Employee for purposes of this section, only 414 Compensation earned while the Employee is eligible to participate in this Plan shall be taken into account.

(e)                      Catch-Up  Contribution.  All Employees who are eligible
                    for Salary Deferral Contributions under the Plan and who will attain age 50 or older before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with and subject to the limitations of Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the limitations of Sections 402(g) and 415 of the Code or the non-Catch-up Contribution 50% of compensation limitation of Section 1.58 of the Plan. Moreover, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. 3.2 return of contribution The Trustee, upon written request from the Employer, shall return to the Employer the amount of a Participating Employer's contribution made by a Participating Employer by mistake of fact or the amount of a Participating Employer's contribution disallowed as a deduction under Section 404 of the Code. The Trustee shall not return any portion of a Participating Employer's contribution under the provisions of this section more than one year after:

(a)  The  date  of  determination   that  a  Participating   Employer  made  the
contribution by mistake of fact; or

(b) The date of disallowance of the contribution as a deduction.

The Trustee shall not increase the amount of a Participating Employer's contribution returnable under this section for any earnings attributable to the contribution, but the Trustee shall decrease a Participating Employer's contribution returnable for any losses attributable to it. The Trustee may require a Participating Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under Section 403(c) of the Act.

3.3      time of payment of contribution and accrual of benefit
Participating Employers shall pay their contributions to the Trustee for each Plan Year within the time prescribed (including extensions) by the Code for filing its federal income tax return for the taxable year for which it claims a deduction for its contribution, or as otherwise required by law. A Participant accrues no Matching, Company, Discretionary, or Qualified Non-Elective Contribution until satisfying all requirements of the Plan, and until the Employer formally establishes or declares such Contribution.

Article 4 Limits on Contributions and Correction of Excess Amounts 4.1 distribution of excess deferrals Excess Deferrals and income or loss allocable thereto shall be distributed no later than each April 15 to Participants who make a timely claim for such Excess Deferrals for the preceding calendar year. The income or loss allocable to Excess Deferrals shall be the product of the income or loss allocable to the Participant's Salary Deferral Account (and other amounts treated as elective contributions under the Code) for the preceding calendar year multiplied by a fraction, the numerator of which is the
Participant's   Excess  Deferral  for  the  preceding   calendar  year  and  the
denominator of which is the sum of (i) the Participant's Account balance attributable to Salary Deferral Contributions (and other amounts treated as elective contributions under the Code) determined as of the beginning of the preceding calendar year and (ii) the Participant's Salary Deferral Contributions (and other amounts treated as elective contributions under the Code) for the preceding calendar year. A Participant's claim for Excess Deferrals must be in writing and shall be submitted to the Plan Administrator no later than March 1 of the year following the calendar year in which such Excess Deferrals were made. If, after distribution of Excess Deferrals, the effective availability rule of Treasury Regulation 1.401(a)(4)-4(c) is not met for a Highly Compensated Employee, Matching Contributions attributable to such Excess Deferrals plus any income and any loss allocable thereto shall be distributed to such Highly Compensated Employee(s) as wages; provided, however, that if such distribution is prohibited by Internal Revenue Code Section 401(m), then such amounts shall instead be forfeited and allocated in the same manner as provided in Section
8.5. The income and loss allocable to such Matching Contributions shall be calculated using a methodology similar to that described above.

4.2      salary deferral limitations
(a) ADP Discrimination Tests for Salary Deferral Contributions. In order for the discrimination standards of Internal Revenue Code Section 401(k) to be satisfied in any Plan Year, the Actual Deferral Percentage
         (ADP) for the Plan Year in question for Participants who are Highly Compensated Employees and the ADP for Participants who are not Highly Compensated Employees must satisfy one of the following tests:

         (1) The current year ADP for Participants who are Highly Compensated Employees is not more than the current year ADP for Participants who are not Highly Compensated Employees multiplied by 1.25; or

         (2) The excess of the current year ADP for Participants who are Highly Compensated Employees over the current year ADP for Participants who are not Highly Compensated Employees is not more than two percentage points, and the current year ADP for Participants who are Highly Compensated Employees is not more than the current year ADP for Participants who are not Highly Compensated Employees multiplied by 2.

         Compliance with the discrimination standards set forth above shall be determined in accordance with Code Section 401(k), as amended from time to time, and any related laws and regulations as may be in effect from time to time. Under those rules, effective January 1, 1997, the plan elects to use current year data for determining the ADP of both Highly Compensated and non-Highly Compensated Employees. Moreover, if this plan is aggregated with any other plan or plans for purposes of the nondiscrimination standards of Code Section 401(a)(4) or the minimum coverage requirements of Code Section 410(b) (other than Section 410(b)(2)(A)(ii)), all elective contributions made under all such plans shall be treated as if made under a single plan. In addition, if two or more plans are permissively aggregated for purposes of the nondiscrimination standards of Code Section 401(k), the aggregated plans must satisfy the nondiscrimination standards of Section 401(a)(4) and the minimum coverage requirements of Section 410(b) as though they were a single plan. The mandatory disaggregation rule in Treasury Regulations issued under Code Section 410 shall apply to the extent required by law, and correction shall apply separately to each disaggregated plan, including a Qualified Non-Elective Contribution under Section 3.1(d).

(b) Corrections to ADP Tests. In the event the Plan does not satisfy the ADP test set forth herein, the Employer shall take corrective action until the test is satisfied. The corrective action shall be undertaken pursuant to one or more of the options, or any combination of the options, set forth below.

         (1) Distribution of Excess Contributions. The Excess Contributions may be distributed to Highly Compensated Employees on the basis of the dollar amount of the Salary Deferral Contributions attributable to each Highly Compensated Employee. The Excess Contributions for a Plan Year are distributed by the following method, under which the aggregate dollar amount of the Salary Deferral Contribution of the Highly Compensated Employee(s) with the largest such contribution is reduced to the extent required to:

                  (i)      Distribute all Excess Contributions; or

                  (ii) Cause the dollar amount of the Salary Deferral Contribution of such Highly Compensated Employee(s) to equal the dollar amount of the Salary Deferral Contribution of the Highly Compensated Employee(s) with the next largest Salary Deferral Contribution.

                  This process may be repeated until all Excess Contributions are distributed. Any Salary Reduction Agreement shall be deemed to direct and authorize the Employer to abate a Participant's Salary Reduction Account and to distribute Excess Contributions as specified above. Any Excess Contributions so distributed, plus any income and any loss allocable thereto, shall be distributed and returned to Highly Compensated Employees as wages if possible within 2 1/2 months after the close of the Plan Year and in all events by the end of the following Plan Year. The income and loss allocable to an Excess Contribution shall include income and loss for the Plan Year for which the Excess Contributions were made and shall not include income and loss for the period between the end of the Plan Year and the date of distribution (gap period), and shall be calculated using a methodology similar to that described in Section 4.1. If, after distribution of Excess Contributions, the effective availability rule of Treasury Regulation 1.401(a)(4)-4(c) is not met for a Highly Compensated Employee, Matching Contributions attributable to such Excess Contributions plus any income and any loss allocable thereto shall be distributed to such Highly Compensated Employee(s) as wages; provided, however, that if such distribution is prohibited by Internal Revenue Code
                  Section 401(m), then such amounts shall instead be forfeited and allocated in the same manner as provided in Section 8.5. The income and loss allocable to such Matching Contributions shall be calculated using a methodology similar to that described in Section 4.1.

         (2) Qualified Non-Elective Contributions. The Employer may make Qualified Non-Elective Contributions in accordance with either of the methods described in Section 3.1(d) of this Plan, or any other method permitted by law.

4.3       matching contribution limitations
(a) ACP Discrimination Tests for Matching Contributions. In order for the discrimination standards of Internal Revenue Code Section 401(m) to be satisfied in any Plan Year, the Actual Contribution Percentage (ACP) for the Plan Year in question for Participants who are Highly Compensated Employees and the ACP for Participants who are not Highly Compensated Employees must satisfy one of the following tests:

         (1) The current year ACP for Participants who are Highly Compensated Employees is not more than the current year ACP for Participants who are not Highly Compensated Employees multiplied by 1.25; or

         (2) The excess of the current year ACP for Participants who are Highly Compensated Employees over the current year ACP for Participants who are not Highly Compensated Employees is not more than two percentage points, and the current year ACP for Participants who are Highly Compensated Employees is not more than the current year ACP for Participants who are not Highly Compensated Employees multiplied by 2.

         Compliance with the discrimination standards set forth above shall be determined in accordance with Code Section 401(m), as amended from time to time, and any related laws and regulations as may be in effect from time to time. Under those rules, effective January 1, 1997, the plan elects to use current year data for determining the ACP of both Highly Compensated and Non-Highly Compensated Employees. Moreover, if this plan is aggregated with any other plan or plans for purposes of the nondiscrimination standards of Code Section 401(a)(4) or the minimum coverage requirements of Code Section 410(b) (other than Section 410(b)(2)(A)(ii)), all employee and matching contributions made under all such plans shall be treated as if made under a single plan. In addition, if two or more plans are permissively aggregated for purposes of the nondiscrimination standards of Code Section 401(m), the aggregated plans must satisfy the nondiscrimination standards of
         Section 401(a)(4) and the minimum coverage requirements of Section 410(b) as though they were a single plan. The mandatory disaggregation rule in Treasury Regulations issued under Code Section 410 shall apply to the extent required by law, and the exception for collectively bargained plans in the Code shall apply, and correction shall apply separately to each disaggregated plan, including a Qualified Non-Elective Contribution under Section 3.1(d).

(b) Corrections to ACP Tests. In the event the Plan does not satisfy the ACP tests set forth herein, the Employer shall take corrective action until one of the tests is satisfied. The corrective action shall be pursuant to one or more of the options, or any combination of the options, set forth below.

         (1) Distribution of Excess Aggregate Contributions. The Excess Aggregate Contributions may be distributed to Highly Compensated Employees on the basis of the dollar amount of the Matching Contributions attributable to each Highly Compensated Employee. The Excess Aggregate Contributions for a Plan Year are reduced by the following method, under which the dollar amount of the Matching Contribution of the Highly Compensated Employee(s) with the largest such contribution is reduced to the extent required to:

                  (i)      Distribute all Excess Aggregate Contributions; or

                  (ii) Cause the dollar amount of the Matching Contribution of such Highly Compensated Employee(s) to equal the dollar amount of the Matching Contribution of the Highly Compensated Employee(s) with the next largest Matching Contribution.

                  This process may be repeated until all Excess Aggregate Contributions are distributed. Matching Contributions (and the income allocable thereto) that are not vested (determined without regard to any increase in vesting that may occur after the date of the forfeiture) may be forfeited to correct Excess Aggregate Contributions. Any Excess Aggregate Contributions that are vested shall be distributed to the Participant within 2 1/2 months after the close of the Plan Year, if possible, and in all events by the end of the following Plan Year. The income and loss allocable to an Excess Aggregate Contribution shall include income and loss for the Plan Year for which the Excess Aggregate Contributions were made and shall not include income and loss for the period between the end of the Plan Year and the date of distribution (gap period), and shall be calculated using a methodology similar to that described in
                  Section 4.1.

         (2) Qualified Non-Elective Contributions. The Employer may make Qualified Non-Elective Contributions in accordance with either of the methods described in Section 3.1(d) of this Plan, or any other method permitted by law.

4.4       discretionary contribution limitations
The Discretionary Contribution must satisfy Code Sections 401(a)(4) and 410(b). The mandatory disaggregation rule in Treasury Regulations issued under Code
Section 410 and exceptions for collectively bargained plans in the Code shall apply. The Employer may correct an initial failure to pass Code Section 401(a)(4) or 410(b) as provided in Section 3.1(d), pursuant to Treasury Regulations at 1.401(a)(4) (including 1.401(a)(4)-7, -8, -9 or -11(g)) and
1.410(b), or pursuant to any other method legally available. Correction shall apply separately to each disaggregated plan. Article 5 Allocation to Accounts
5.1 contribution allocation (a) The Salary Deferral Contribution for a Plan Year shall be allocated to each Participant's Salary Deferral

         Account in accordance with the Salary Deferral Agreement entered into by the Participant so that each Account shall be credited with the amount by which that Participant's salary was reduced.

(b) The Matching Contribution payable on behalf of a Participant for a Plan Year shall be allocated to the Participant's Employer Contribution Account in the amount payable under Section 3.1(b).

(c) The Discretionary and Company Contribution payable on behalf of a Participant for a Plan Year shall be allocated to the Employer Contribution Account of each Participant who is employed by a Participating Employer on the last day of the Plan Year, and to such other Participants as may be determined under Section 3.1(d).

(d) The Qualified Non-Elective Contributions, if any contributions are designated as such by the Employer, shall be allocated as soon as administratively practicable to the Employer Qualified Non-Elective Contribution Account of those Participants who are entitled to an allocation of such Qualified Non-Elective Contributions for that Plan Year under Section 3.1(d).

(e) In no event shall a Participating Employer make a contribution to a Participant's Account if the contribution would cause the Participant's Annual Addition for that Plan Year to exceed the maximum annual limitations described in Section 5.3.

5.2 allocation of investment income (or loss) and allocation of plan expenses All contributions to the Accounts of each Participant in the Plan shall be reflected in units or shares of each Investment Fund and, in the case of the ESOP, in shares of Employer Stock, according to the investments elected by the Participant. As of each Valuation Date, the Plan Administrator (or its agent, the third party recordkeeper) shall adjust accounts to reflect the net income, gains and losses since the last Valuation Date, and any administrative expenses charged to the Accounts. Dividends with respect to Employer Stock shall be allocated and reinvested or paid as provided in Section 7.5 hereof. The Plan Administrator may allocate the reasonable and necessary fees and expenses of administering the Plan to the Accounts of Participants and Beneficiaries, and it may pay such fees and expenses from the Accounts to the extent they are not paid by the Employer; provided such fees and expenses are incurred for the administration and operation of the Plan and are not "settlor" expenses. 5.3 limitation on annual additions The Annual Addition to the Account of any Participant for a Limitation Year under this Plan may not exceed the maximum permissible amount, in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference.

5.4      adjustments for excess annual additions
If the Annual Addition under this Plan would cause the maximum Annual Addition to be exceeded for any Participant, the amount allocated under this Plan shall be reduced so that the Annual Additions for the year will equal the maximum allowable Annual Addition. If the Annual Addition allocated under other defined contribution plans and welfare benefit funds that must be aggregated with this Plan are equal to or greater than the maximum allowable addition to the Participant's account for the year in question, no amount shall be contributed or allocated under this Plan for that Plan Year. If a Participant's Annual Addition under this Plan and such other plans results in an excess Annual Addition for the Plan Year, the excess amount shall be disposed of as follows:

(a)                      First,  the excess  Annual  Addition  shall be deducted
                    from   the    Participant's    Discretionary   and   Company
                    Contribution Accounts to the extent thereof and then, if necessary, from the Matching Contribution Account, to the extent thereof, and then, if necessary, from the Salary Deferral Account. Such amounts shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Participating Employer contributions for all remaining Participants in the next Plan Year and each Plan Year thereafter until disposed of. If a suspense account is in existence at any time during the Plan Year pursuant to this section, such suspense account shall not participate in the allocation of the trust's investment gains and losses.

(b)                      Second,  if upon  termination  of the Plan there remain
                    unallocated amounts in such a suspense account, the remaining balance may be repaid to the Employer upon termination of the Plan.

                      Article 6 Participant Contributions
6.1      participant rollover contributions
A Participant who is also an Eligible Employee, with the Plan Administrator's written consent and after filing with the Trustee the form prescribed by the Plan Administrator, may contribute cash or other property to the Trust other than as a voluntary contribution if the contribution is a qualified "rollover contribution" which the Code permits an Employee to transfer either directly or indirectly from a qualified plan, from a Code Section 403(a) annuity plan or 403(b) tax-sheltered annuity contract or from a Code Section 457(b) qualified deferred compensation plan, to another qualified plan ("Rollover Contribution"), as long as the Rollover Contribution does not include after-tax contributions and will not require any changes to the operation and administration of this Plan or the provision of any form of distribution other than a lump sum distribution. Before accepting a Rollover Contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a qualified Rollover Contribution that is acceptable to the Plan. If a contribution is made to the Trust under this section, the Trustee shall hold the amount contributed in a segregated Account for the Participant's sole benefit. The interest of each Participant in all such Employee Contribution Accounts shall be 100% vested and Nonforfeitable at all times. 6.2 withdrawal of rollover and transfer contributions A Participant, upon 30 days' prior written notice to the Trustee, may request withdrawal of all or any part of the Participant's Rollover Contribution. The Trustee shall comply with a request to withdraw as soon as administratively practicable.

Article 7                                                Investment of Accounts
7.1      investment of accounts
A Participant shall direct investment of his or her Account in Investment Funds and/or the ESOP in accordance with this section and Section 7.5.

(a) Investment of Account Balance and Future Contributions. A Participant's Account balance and a Participant's future contributions shall be invested among the Investment Funds and/or the ESOP as directed by the Participant from time to time. Such directions shall be subject to the limitations in amount or increment and to such other requirements as the Plan Administrator shall communicate to Participants. Investment directions may be made telephonically, electronically, or by such other methods as the Plan Administrator shall make available to Participants from time to time.

(b) Direction of Investment by Beneficiary of Participant. After the death of a Participant, prior to distribution of the Participant's Account, the Participant's Beneficiary shall be entitled to direct the investment of the Account among the Investment Funds and/or the ESOP and exercise all ownership rights with respect to such investments.

(c) Participant Loans. The Plan Administrator will treat a loan made to a Participant under Section 10 as a Participant direction of investment under this Section 7.1. To the extent of the loan outstanding at any time, the borrowing Participant's account alone shares in any interest paid on the loan, and it alone bears any expense or loss it incurs in connection with the loan. The Trustee shall deposit principal and interest paid on such loan when administratively practicable to the Participant's Account under the Plan.

(d) Investment Funds. The Plan Administrator shall select the Investment Funds and monitor their performance. The Investment Funds shall include at least three diversified funds which have materially different risk and return characteristics. Each Investment Fund sponsor shall provide prospectuses and other disclosures required by regulations under
         Section 404(c) of the Act, and the Plan Administrator shall take appropriate steps to assure that Participants (and Beneficiaries, in the case of deceased Participants) will receive the information and disclosure required by such regulations.

7.2      limitation on investment direction by insiders
Notwithstanding the foregoing, any Participant who is an insider ("Insider") for purposes of the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and related rules of the Securities and Exchange Commission, may not direct the investment of any portion of such Participant's account in Employer Stock. Under current rules Insider includes the executive officers of the Employer, any directors of the Employer, and any shareholder holding ten percent or more of any class of any equity security of the Employer that is registered pursuant to the Securities Exchange Act of 1934. The executive officers included are the Employer's president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Employer. Officers of the Employer's subsidiaries and Affiliated Companies shall be included as Insiders if they perform such policy-making functions for the Employer or otherwise qualify as Insiders. Under the current employment structure, Insiders include all employees at the level of Executive Vice-President or higher and the chief accounting officer. The Employer shall identify Participants who are Insiders from time to time and shall instruct the Plan's third-party recordkeeper that such Insiders may not elect investments in Employer Stock.

7.3      optional pass-through voting of non-employer stock
The Plan Administrator may direct the Trustee, from time to time, to allow Participants to direct the Trustee as to the manner in which shares of the Investment Funds, other than Employer Stock, allocated to each Participant's Account shall be voted or how the Trustee should respond to a tender offer or similar ownership right. If the Plan Administrator permits such pass-through voting, the Trustee shall deliver to each Participant a copy of any proxy solicitation materials, tender offer, or other information given to shareholders of the securities, together with a form by which the Participant may instruct the Trustee how to vote or whether to tender the securities. The Trustee shall vote such securities through proxy in accordance with the instructions received from the Participant entitled to vote the securities and shall tender or exercise other ownership rights in accordance with the instructions of the Participant. The Trustee shall not vote, tender, or otherwise exercise ownership rights for any such securities for which instructions are not received from the Participant.

(a)                      7.4 pass-through  voting of employer stock  Information
                    and Procedures. Participants who have investments in Employer Stock shall be provided with the same information as that which is provided to other shareholders, including all proxies and proxy solicitation material, and the Participant shall have the right to direct the Trustee as to the voting, tender, and other similar rights of the Employer Stock allocated to the Participant's Account. Information regarding a Participant's exercise of such rights shall be maintained in accordance with procedures designed to safeguard the confidentiality of the purchase, holding, or sale of Employer Stock and the exercise of voting, tender, and other ownership rights, except to the extent necessary to comply with federal or state laws that are not preempted by ERISA (such as the reporting requirement for Insiders under Section 16 of the Securities Exchange Act of 1934).

(b)                      Appointment   of   Special   Fiduciaries.    The   Plan
                    Administrator  shall  designate a fiduciary  (the  "Employer
                    Stock   Fiduciary")   responsible   for  ensuring  that  the
                    procedures for safeguarding the confidentiality of the information as to the ownership and exercise of ownership rights described in Section 7.4(a) are sufficient and being followed. The Employer Stock Fiduciary may be an officer of the Employer or a committee of officers or employees of the Employer. In addition, the Employer Stock Fiduciary shall appoint an independent fiduciary (the "Independent Fiduciary") who may not be employed by or affiliated with the Employer or any Affiliated Company to carry out any activities that the Employer Stock Fiduciary determines involve a potential for undue employer influence on Participants with regard to the direct or indirect exercise of shareholder rights.

(c)                      Voting of Employer  Stock. A Participant may direct the
                    Trustee as to the manner in which Employer Stock allocated to the Participant's Account shall be voted. Before each meeting of the shareholders, the Employer Stock Fiduciary or the Independent Fiduciary shall deliver or arrange for delivery to each Participant a copy of any proxy solicitation materials together with a form by which the Participant may instruct the Trustee how to vote the Employer Stock. The Trustee shall vote Employer Stock through proxy in accordance with instructions received from the Participant entitled to vote such Employer Stock. The Trustee shall not vote Employer Stock for which voting instructions are not received from Participants entitled to vote such Employer Stock. Neither the Trustee, the Employer Stock Fiduciary, nor the Independent Fiduciary shall express any opinion, make any recommendation, or exert any undue influence with respect to Participants' voting of Employer Stock.

(d)                      Tender  Offers.  In the  event  of a tender  offer  for
                    shares of Employer Stock, the Trustee shall sell, convey or transfer Employer Stock only in accordance with the written instructions of the Participant. The Independent Fiduciary shall deliver or arrange for delivery to each Participant all information provided to other shareholders, including
                    (a) a copy of the description of the terms and conditions of the tender offer filed with the Securities and Exchange Commission, (b) a copy of the statement from management setting forth its position with respect to the tender offer filed with the Securities and Exchange Commission, (c) an instruction form to be completed by a Participant who wishes to instruct the Trustee to tender Employer Stock in response to the tender offer and written instructions which state that Employer Stock allocated to the Participant will not be tendered if the instruction form is not returned to the Trustee by the indicated deadline, and (d) such other materials or information as the Independent Fiduciary may deem necessary or appropriate. The Trustee shall sell, convey, or transfer shares of Employer Stock pursuant to the terms of the tender offer as directed by the Participants on the instruction forms. Neither the Trustee, the Employer Stock Fiduciary, nor the Independent Fiduciary shall express any opinion or recommendation, or exert any undue influence with respect to Participants' exercise of their rights under the tender offer.

(e)                      Beneficiaries.  Upon the  death of a  Participant,  the
                    rights of such Participant pursuant to this Section 7.4 shall apply to his or her Beneficiaries prior to the distribution of such Participant's Account.

7.5      investment in employer stock
(a) Participants may direct investment of their Accounts into Employer Stock. The portion of this Plan which is invested in Employer Stock is hereby designated as an ESOP and a stock bonus plan, and it is designed to invest primarily in Qualifying Employer Securities. Up to 100% of the assets of Accounts may be invested in Employer Stock.

(b) Employer Stock shall be held in one or more ESOP funds established by the Plan Administrator and maintained by the Trustee. Assets of Accounts invested in Employer Stock at the direction of Participants in shall be held in such ESOP fund or funds.

(c) The following shall apply to dividends payable on Employer Stock held in the ESOP:

         (1) Dividends on Employer Stock held in one or more ESOP funds shall be reinvested in Employer Stock unless the procedures under Section 7.5(c)(2) are followed.

         (2) Dividends on Employer Stock held in one or more ESOP funds may be distributed to Participants as follows:

                  (i)    The  Employer  may notify the Plan  Administrator  from
                    time to time that it intends to distribute dividends on Employer Stock to Participants in the ESOP. Thereafter, the Employer shall either pay the dividends in cash directly to Participants, or it shall pay the dividends to the Trust and the Trustee shall distribute the dividends in cash to Participants. If dividends are paid to the Trust, they shall be distributed to Participants by the Trustee at such time and with such frequency as directed by the Plan Administrator, but in no event later than 90 days after the end of the Plan Year in which the dividends are paid to the Trust. The Employer's notice to the Plan Administrator herein shall apply only to dividends with a record date after the Plan Administrator receives the Employer's notice.

                  (ii)   If the Plan Administrator receives the notice described
                    above, it may provide to ESOP Participants an election either to receive the dividends allocable to their Accounts in cash or to reinvest the dividends in Employer Stock. The initial election shall be provided and shall become irrevocable, as determined by the Plan Administrator with notice to Participants, within a reasonable period of time before a dividend is paid, and thereafter Participants shall have a reasonable opportunity to change their elections at least annually. If a Participant fails to make an election, the Participant shall be deemed to have elected to reinvest dividends in Employer Stock. Dividends reinvested in
                    Employer Stock at the election or deemed election of a Participant shall be 100% vested.

                  (iii) If dividends are to be paid directly to Participants, the Plan Administrator shall provide the Employer with information reasonably requested by the Employer for the purpose of identifying Participants entitled to a distribution with respect to shares allocated to their Accounts as of the dividend record date. If
                           dividends   are  to  be  paid   from  the   Trust  or
                           reinvested, the amount paid to each Participant or the amount reinvested shall be equal to the amount of the dividend with respect to shares allocated to the Participant's Account as of the dividend record date.

         (4) The payment or reinvestment of dividends shall not constitute an Annual Addition for purposes of Code section 415(c) or a contribution to the Plan, including an elective deferral for purposes of Code section 402(g), an elective contribution for purposes of Code section 401(k), or an employee contribution for purposes of Code section 401(m).

(d) Participants may purchase and sell their investments in the ESOP funds and diversify their investments in accordance with the general procedures otherwise applicable to Investment Funds. Such rights are available to all Participants without regard to age or Years of Service.

(e)      Distribution  from the ESOP to  Participants  shall be made pursuant to
         Section 9.3. A Participant has the right to demand that the Participant's benefit under the ESOP be distributed in the form of Employer Stock. Such distribution shall be in whole shares, and the value of any fractional share shall be distributed in cash.

(f)      Other ESOP Provisions.

         (1) Any loan to the ESOP shall be for the primary benefit of Participants and Beneficiaries and shall bear a reasonable rate of interest. Collateral which is given to a disqualified person by the ESOP with respect to any such loan shall consist only of Qualifying Employer Securities.

         (2) All assets acquired with the proceeds of an exempt loan (as defined in Treas. Reg. ss.54.4975-7(b)(1)(iii)) must be added to and maintained in a suspense account. The assets of such suspense account are assets of the ESOP. Assets shall be withdrawn from such suspense account by applying Treas. Reg. ss.54.4875-7(b)(8) and (15) as if all securities in the suspense account were encumbered.

         (3) Participants shall have the following protections and rights with respect to Plan assets acquired with the proceeds of an exempt loan. Except as provided in Treas. Reg. ss.54.4975-7(b)(9) and (10) or as otherwise required by applicable law, no security acquired with the proceeds of an exempt loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is then an ESOP. Qualifying Employer Securities acquired with the proceeds of an exempt loan shall be subject to a put option ("Put Option") if they are not readily tradable on an established market at the time of distribution. The Put Option may be exercised only by the Participant (or his or her Spouse or Beneficiary, upon the Participant's death) and must permit the Participant to put the security to the Employer. The Put Option may grant the ESOP an option to assume the rights and obligations of the Employer at the time the Put Option is exercised. The Put Option must be exercisable at least during a 15-month period which begins on the date the security subject to the Put Option is distributed by the ESOP. The holder of the Put Option may exercise the Put Option by notifying the Employer in writing that the Put Option is being exercised. The exercise price shall be the fair market value of the security determined in accordance with Treas. Reg. ss.54.4975-11(d)(5). Payment of the Put Option shall be, in the discretion of the Employer, either by lump sum payable within 30 days after the exercise of the Put Option, or by promissory note which provides for substantially equal annual installments commencing within 30 days from the date of the exercise of the Put Option and extending over a period not exceeding 5 years, with interest payable at a reasonable rate (as determined by the Employer), with adequate security provided, and without penalty for prepayment. The provisions of this Section 7.5(f)(3) are nonterminable and shall continue to apply to shares of Employer Stock even if the portion of the Plan described in Section 7.5 herein ceases to be an ESOP within the meaning of Section 4975(e)(7) of the Code.

Article 8                                                Vesting and Forfeitures
8.1      full vesting
The interest of each Participant in that Participant's Matching, Company, and Discretionary Contribution Accounts shall become fully vested and Nonforfeitable upon the first to occur of any one of the following events while the Participant is employed by a Participating Employer:

(a) Upon the attainment of Normal Retirement Age; or

(b) Upon the death or Total Disability of the Participant.

In addition, the interest of each Participant in that Participant's Matching, Company, and Discretionary Contribution Accounts shall become fully vested and Nonforfeitable upon the attainment of 100% vesting under the applicable vesting schedule set forth in this Article. A Participant's Salary Deferral Account, Employer Qualified Non-Elective Contribution Account, and Employee Contribution Account shall be 100% vested and Nonforfeitable at all times. 8.2 normal vesting
schedule  In  the  event  that  the   employment  of  a  Participant   with  all
Participating Employers terminates and none of the events resulting in full vesting under Section 8.1 or alternative vesting under Section 8.3 have occurred, such Participant shall be vested with a percentage portion of that Participant's Matching Contribution Account and Discretionary and Company Contribution Accounts, in accordance with the following normal vesting schedule:

----------------------------------------------------------------------

   Years of Service                    Percent Vested

----------------------------------------------------------------------
----------------------------------------------------------------------

     Less than 2                             0%
----------------------------------------------------------------------
----------------------------------------------------------------------

  2 but less than 3                         20%
----------------------------------------------------------------------
----------------------------------------------------------------------

  3 but less than 4                         40%
----------------------------------------------------------------------
----------------------------------------------------------------------

  4 but less than 5                         60%
----------------------------------------------------------------------
----------------------------------------------------------------------

      5 or more                             100%
----------------------------------------------------------------------

Notwithstanding the vesting schedule set forth in this section, the interest of each Participant who was a Participant in the Prior Plans shall be vested under this Plan at least to the extent that the interest of that Participant was vested under the Prior Plans as of the Effective Date.

8.3      Alternative Vesting schedule for misconduct

Notwithstanding the foregoing, if a Participant is discharged or resigns and the Plan Administrator is notified that the Employer has determined that such Participant committed an act of dishonesty, disclosed confidential information, or engaged in misconduct that resulted in or might result in material loss or detriment to the Employer or an Affiliated Company, such Participant shall be vested in his or her Discretionary and Company Contribution Accounts in accordance with the following alternative vesting schedule for misconduct, unless full vesting has already occurred under Section 8.1:

  ---------------------------- -----------------------------------------------

      Years of Service                        Percent Vested

  ------------------------------------- -------------------------------------
  ------------------------------------- -------------------------------------

        Less than 5                                 0%
  ------------------------------------- -------------------------------------
  ------------------------------------- -------------------------------------

         5 or more                                 100%
  ------------------------------------- -------------------------------------

The alternative vesting schedule shall apply only if the Employer determines that the Participant engaged in one of the specific acts described above. If no such determination is made, then the normal vesting schedule set forth in the previous section shall apply.

8.4      included years of service - vesting
For purposes of determining Years of Service under this Article, the Plan shall take into account all Years of Service an Employee completes with a Participating Employer, including Years of Service as an Ineligible Employee.
8.5 forfeitures The Plan Administrator shall forfeit the non-vested portion of a terminated Participant's Employer Contribution Account on the earliest of (a) the date of distribution of the Participant's Nonforfeitable Account balance,
(b) the date the Participant has five consecutive Breaks in Service, or (c) as soon as administratively feasible after the date the Plan Administrator makes a determination that, because of misconduct, the Participant has zero vesting under the alternative vesting schedule described at Section 8.3. For purposes of this section, if the value of the Participant's Nonforfeitable Account balance is zero, the Participant shall be deemed to have received a distribution of such Nonforfeitable Account balance as of the date of the Participant's termination of employment with all Participating Employers. All forfeitures shall be applied to pay administrative expenses of the Plan not otherwise paid pursuant to
Section 5.2, or to reduce employer contributions to the Plan, including Matching, Company and Discretionary Contributions and restoration of forfeitures under Sections 8.6 and 14.10. 8.6 restoration of forfeitures If a terminated Participant who has forfeited some portion of his or her account is subsequently reemployed by a Participating Employer prior to the expiration of five consecutive Breaks in Service, the amount forfeited (without benefit of investment gains or losses) shall be restored if the Participant received a distribution of Plan benefits on account of termination of participation in the Plan and the Participant repays to the Trust Fund the full dollar amount distributed on account of the termination within five years of the reemployment date. Any such amounts shall be restored to the account of the reemployed Participant as of the last day of the Plan Year in which the repayment was made. The restoration shall be made from any forfeitures available. If no forfeitures are available, a Participating Employer shall make a special contribution for this purpose.

Article 9                                               Distribution of Benefits
9.1      distribution after age 59 1/2 or upon total disability
A Participant may apply for a distribution of all or a portion of the Participant's Nonforfeitable Account balance at any time after attaining age 59 1/2 or upon reaching Total Disability. However, if a Participant is in default on the payment of a loan to the Plan, the Trustee shall make a distribution under this section in the form of a loan offset of the amount necessary to bring the loan current once a Participant has attained age 59 1/2 or reached Total Disability, in accordance with the terms of the security agreement for the loan.

9.2      distribution upon severance from employment
The Participant's benefit upon severance from employment with all Participating Employers for any reason shall be the total of the Participant's Nonforfeitable Account balances less any administrative expense chargeable to the Participant's Account. Payment shall be made within an administratively practicable period after receipt of all required documents and the Participant's application for benefits. If the value of a Participant's Nonforfeitable Account balance (derived from combined employer and Employee contributions, other than any accumulated deductible employee contributions, if the Plan is hereafter amended to allow such deductible employee contributions) exceeds $5,000, distribution may not be made before Normal Retirement Age without the consent of the Participant. If the Participant has attained or subsequently attains Normal Retirement Age, or if the Participant's Nonforfeitable Account balance (derived from combined employer and Employee contributions, other than any accumulated deductible Employee contributions) does not exceed $5,000, no consent to a distribution of the Participant's benefit shall be required. For purposes of determining when a distribution may be made without the consent of the Participant, the value of a Participant's Nonforfeitable Account balance shall not include the Participant's Employee Contribution Account, which contains rollover contributions. If a Participant has an outstanding loan from the Plan, distributions shall be offset by the amount necessary to repay the loan.

9.3      form of distribution
The normal form of benefit shall be a single-sum distribution of the Participant's Nonforfeitable Account balance, which shall be made to the Participant, if living, or if not, to the Participant's surviving Spouse, but if there is no surviving Spouse or if the Spouse has consented in a manner conforming to Section 13.1, then to the Participant's designated Beneficiary. The distribution shall be made as a lump-sum payment in cash, with the exception of the portion of an account invested in Employer Stock, with respect to which the Participant may elect a distribution in kind. There shall be no installment form of distribution except as provided under Section 9.6 with respect to Participants who have reached their Required Beginning Date and under 9.6(b) with respect to a Spouse or other Beneficiary receiving required minimum distributions.

9.4      latest date for commencement of benefits
Under the Act, distribution of the Participant's vested Account shall begin no later than the 60th day after the latest of the following:

(a) The close of the Plan Year in which the Participant attains age 65 or Normal Retirement Age, if earlier;

(b) The close of the Plan Year in which occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

(c) The close of the Plan Year in which the Participant terminates Service with all Participating Employers.

Notwithstanding the foregoing, the failure of a Participant to elect a distribution shall be deemed to be an election to defer commencement of distribution of any benefit sufficient to satisfy this section. 9.5 death distribution provisions If the Participant dies before distribution of the Participant's entire interest has been made, distribution of the Participant's remaining interest shall be made to the Participant's Beneficiary in a single sum as soon as administratively feasible, and in no event later than December 31 of the calendar year containing the fifth anniversary of the Participant's death. However, if the Participant's Beneficiary is the Participant's Spouse, and if the Participant's Account balance exceeds $5,000, the Spouse may elect to defer commencement of distribution until a time designated by the Spouse but no later than December 31 of the calendar year in which the Participant would have attained age 70 1/2. If a Participant has an outstanding loan from the Plan, distributions shall be offset by the amount necessary to repay the loan.

9.6      minimum distribution requirements
(a) Before Death. Notwithstanding any other provision in this Plan, the entire interest of each Participant shall be distributed as follows:

         (1) to the Participant not later than the Required Beginning Date , as defined in Section 9.6(c), or

         (2) beginning not later than the Required Beginning Date, in accordance with regulations prescribed by the Secretary under Code ss. 401(a)(9),

                  (i) over the life of such Employee or over the lives of such Employee and his or her designated Beneficiary, or

                  (ii)     over  a  period   not   extending   beyond  the  life
                           expectancy of such Employee or the life expectancy of such Employee and his or her designated Beneficiary.

         (3) If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant may not provide more than incidental benefits to the Beneficiary pursuant to the minimum distribution incidental benefit requirement in the Treasury Regulations issued under Code ss. 401(a)(9).

         (4) Participants who are not 5% owners and who have not terminated service with all Participating Employers but who were receiving minimum distributions under prior law may elect to discontinue such distributions.

(b) After Death. Notwithstanding any other provisions of this Plan, the entire interest of each Participant shall be distributed as follows:

         (1) If the Participant's death occurs after his or her Required Beginning Date, the remaining portion of the Participant's interest shall be distributed to the Participant's Beneficiary, in accordance with regulations prescribed by the Secretary under Code ss. 401(a)(9), at least as rapidly as under the method of distributions to the Participant being used under Section 9.3 or 9.6(a) as of the date of the Participant's death. For this purpose, the Participant's entire remaining interest may be distributed to the Beneficiary in a single lump sum not later than the date that payment to the Beneficiary is required to commence under Code ss. 401(a)(9).

         (2) If the Participant's death occurs prior to his or her Required Beginning Date, distribution shall be made to the Participant's Beneficiary as a lump sum as soon as administratively feasible, and in no event later than the end of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's designated Beneficiary is the Participant's Spouse, and if the Participant's Nonforfeitable Account Balance (as determined under Section 9.2) exceeds $5,000, then, notwithstanding the above, the Spouse may elect, in accordance with regulations prescribed by the Secretary under Code ss. 401(a)(9), to receive distribution of the Participant's entire interest over a period not exceeding the Spouse's life expectancy, provided that distribution to the Spouse commences no later than December 31 of the calendar year in which the Participant would have attained age 70 1/2.

(c) Required Beginning Date. For a Participant who is a 5% owner, a Participant's Required Beginning Date is the April 1 following the calendar year in which the Participant attains age 70 1/2. For a Participant who is not a 5% owner, a Participant's Required Beginning Date is the April 1 following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant terminates employment with all Participating Employers.

(d) Notwithstanding any other provision in the Plan to the contrary, all distributions will be made in accordance with Code Section 401(a)(9) and the regulations thereunder.

9.7      distribution under qualified domestic relations order
Distribution of all or a portion of a Participant's Nonforfeitable Accounts will be made according to the terms of a "qualified domestic relations order" to the child, spouse, or former spouse of a Participant, even though the Participant is not otherwise eligible for a distribution under the Plan. A qualified domestic relations order is a domestic relations order, judgment, or decree (including the approval of a property settlement agreement) that (a) relates to the provision of child support, alimony, or property rights to a spouse, former spouse, child, or other dependent of a Participant and (b) is made pursuant to the domestic relations law of any state; provided that the Plan Administrator determines that such order meets the requirements of Code Section 414(p) and the Plan's Procedures for Processing Domestic Relations Orders ("QDRO Procedures"). Reasonable legal fees and expenses incurred in determining if an order is a qualified domestic relations order, shall be charged to the account of the Participant and the account of the alternate payee (as defined in Code Section 414(p)) seeking the determination, as provided in the QDRO Procedures.

9.8      hardship distributions
A current Employee who is also a Participant may request a distribution of funds from the Participant's Salary Deferral Account in the event of certain financial hardships, if the distribution meets the requirements of this section and the deemed hardship distribution standards of Treasury Regulation 1.401(k)-1(d)(2)(iv) (as modified by subsequent laws). The amount of a hardship distribution shall not exceed Salary Deferral Contributions (excluding amounts received as a loan), excluding earnings.

(a) The distribution must satisfy the deemed immediate and heavy financial need requirements of Treasury Regulations, which at present constitute the following financial needs:

         (1) Expenses for medical care described in Section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152) or necessary for these persons to obtain medical care described in Section 213(d);

         (2)      Costs  directly   related  to  the  purchase  of  a  principal
                  residence for the Participant (excluding mortgage payments);

         (3) Payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents (as defined in Section 152); or

         (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

(b) The distribution must be deemed necessary to satisfy an immediate and heavy financial need of the Participant under Treasury Regulations. Those Treasury Regulations at present require:

         (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

         (2) The Participant has obtained all distributions (including ESOP dividend payments or distributions to the extent currently available to the Participant under Section 7.5), other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by Participating Employers.

         (3) The Participant may make no further Salary Deferral Contributions, (or any other employee contributions) to this Plan or to any other plan maintained by Participating Employers for a period of 6 months from the date the hardship distribution is posted to the Participant's Account by the Trustee. For this purpose the phrase "any other plan maintained by Participating Employers" includes all qualified and non-qualified plans of deferred compensation maintained by Participating Employers. However, the phrase does not include contributions to health or welfare benefit plans including health and welfare plans that are part of a cafeteria plan within the meaning of Code Section 125.

9.9      direct rollover for eligible distributions
A distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

The following definitions shall apply to the foregoing:

(a)                      Eligible  rollover  distribution:  An eligible rollover
                    distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any distribution made on account of hardship; and amounts that are not includable in gross income ("after-tax amounts") if the accepting account or plan does not agree to separately account for the after-tax amounts.

(b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), an annuity contract under Code
         Section 403(b) and an eligible Code Section 457(b) deferred compensation plan maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, as long as the accepting account or plan agrees to separately account for amounts transferred from this Plan, or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution.

(c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the Spouse or former spouse.

(d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

9.10     amount of distribution
The amount of a distribution to a Participant or Beneficiary shall not exceed the value of such individual's vested Account on the distribution date, reduced for outstanding loans, administrative expenses, and other appropriate amounts.

Article 10                                                Loans to Participants
10.1     loan program

A Participant may borrow limited amounts from the Participant's Salary Deferral Account, Matching Contribution Account (to the extent vested), any Nondeductible Voluntary Contribution Account established under a Prior Plan, and any Rollover Account established under Section 6.1 (referred to collectively in this Article as "eligible accounts"). Participant loans shall not be made from a Participant's Company or Discretionary Contribution Accounts, Qualified Non-Elective Contribution Account, or from the non-vested portion of the Participant's Matching Contribution Account. Only one loan from the plan may be outstanding at any time, and outstanding loans may not be amended or refinanced. Moreover, a Participant who has an outstanding loan from any other plan of a Participating Employer is not eligible for a loan from this Plan until the loan to the other plan is repaid in full. In the event of default on a plan loan, a Participant may not apply for another loan earlier than six months after the defaulted loan is repaid in full.

The Trustee may make a loan to a Participant from the Participant's eligible accounts, in accordance with the terms of this Article and any written loan policy, upon the application of a Participant who is in Eligible Employment and who meets objective criteria established in loan documents to ensure that the loan will be repaid according to its terms. The loan program shall be administered in a uniform and nondiscriminatory manner in accordance with established rules and procedures, which may be changed from time to time. The Plan Administrator may establish a written loan policy separate from this document, and any such policy, as amended from time to time, is incorporated herein by this reference. Loans shall be made on a reasonably equivalent basis and shall be available without regard to a Participant's race, color, religion, gender, age, or national origin. Furthermore, loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants. 10.2 amount of loan A Participant loan shall not be granted for less than $1000, and the maximum amount of a loan (when added to the outstanding balance of all other loans from all qualified plans of Participating Employers after application of the employer aggregation rules of Code Section 414(b), (c) and (m)) shall not exceed $50,000, reduced by the highest outstanding balance of all such loans during the one year period ending on the day before the day on which the loan is made minus the outstanding balance of all loans from the plan on the date on which the loan is made. In addition, no loan shall exceed the amount that is 45% of the fair market value of the vested portion of a Participant's aggregate account balance (excluding accumulated deductible employee contributions as defined in Code Section 72(p)(5)(B), if any) at the time the loan is requested and 50% of such amount at the time the loan is made. Furthermore, a Participant loan shall not be granted in an amount that would require loan payments that exceed 25% of the Participant's normal bi-weekly pay that is available for payroll deduction for repayment of the loan. 10.3 term of loan Participant loans shall provide for repayment within four years, except that a Participant may request a repayment period of up to 15 years if the purpose of the loan is to acquire a dwelling unit that is to be used as the principal residence of the Participant within a reasonable period of time, determined at the time the loan is made. The determination of whether a loan qualifies for the longer repayment period shall be made in accordance with regulations established under Code Section 72(p)(2)(B)(ii), as amended from time to time. Under current regulations, "principal residence" has the same meaning as under Code Section 121, and the tracing rules of Code Section 163(h)(3)(B) shall be used in determining whether a loan is used for the acquisition of such a residence. Loans for the purpose of remodeling a current residence or for refinancing do not qualify for the longer repayment period. However, a loan used to repay a loan from a third party in the acquisition of a principal residence, within a reasonably short period after the acquisition, may qualify for the longer repayment period if the loan otherwise qualifies as a loan for the acquisition of a principal residence under the rules described above. 10.4 interest rate Participant loans shall bear a reasonable rate of interest, determined quarterly by the Plan Administrator or its designated agent. The rate of interest shall be the rate in effect at the time the Trustee issues the loan documents, so long as the Participant completes and returns the documents to the Trustee within 30 days of the issue date. The interest rate shall comply with Section 526 of the Soldiers' and Sailors' Civil Relief Act to the extent it is applicable to a Participant's loan.

10.5     loan origination fee
The Trustee may charge a reasonable loan origination fee, which shall be deducted from the Participant's eligible accounts at the time the loan is made.
10.6 repayment schedule All loans shall provide for level amortization over the term of the loan and shall require repayment through payroll deduction on a bi-weekly basis. If a Participant refuses to authorize payroll deductions for repayment of the loan, the loan shall not be made. If pay is insufficient to cover the payments or if payroll deductions are discontinued for any reason, payments must be remitted to the Trustee directly by the Participant on the same bi-weekly basis. A Participant may prepay the entire outstanding balance of a loan, including accrued interest, without penalty at any time but may not make partial pre-payments. Upon termination of employment, a loan shall become due and payable within 30 days of the date of the termination, regardless of whether or not the Participant seeks a distribution from the Plan, and shall be in default and offset as provided in Section 10.12 if not paid in full within 30 days of the date of termination. Loan repayments will not be suspended under Code Section 414(u). 10.7 security In order to secure repayment of the loan, a
Participant seeking a loan from the Plan must grant the Trustee a security interest in 50% of the Participant's aggregate vested account balance at the time of the loan. At the time of any distribution to a Participant who has terminated employment with all Participating Employers, the amount of the actual cash distribution shall be reduced by the outstanding balance of any loan to the Participant, to the extent of the Trustee's security interest in the Participant's accounts, and the distribution shall be reported as a distribution of the actual cash amount plus the loan offset amount, in accordance with applicable law. In the event a Participant's loan is in default, the Trustee shall make a distribution under Section 9.1, in the amount necessary to bring the loan current, once the Participant has attained the age of 59 1/2 or become Totally Disabled, in accordance with the terms of the security agreement for the loan.

10.8     loan application and documentation
A Participant who wishes to take a loan from his or her qualified accounts shall complete the application required by the Plan. The application shall be reviewed by an agent designated by the Plan Administrator to review loan applications, and the agent shall determine whether or not the Participant meets the objective criteria specified herein and in policies, standards, criteria, and forms applicable to the Plan. If the agent approves a loan application, the Trustee shall be instructed to make the loan upon receipt of a legally binding promissory note and security agreement properly executed by the Participant. The Plan Administrator may permit Participants to apply for loans and to enter into loan agreements, including promissory notes, security agreements and salary reduction agreements, in an electronic medium that is reasonably accessible to Participants and that is provided under a system that satisfies the requirements of Treasury Regulation ss. 1.72(p) - 3(b)(2). Such agreements shall be legally binding and enforceable to the same extent as agreements in writing and shall be deemed to be in writing and signed by the Participant for any and all purposes.

10.9     source of loan
A loan that is approved by the Plan Administrator or its agent shall be made on a pro-rata basis from all of the Participant's eligible accounts and investment funds. Repayment of such loans shall be made pro-rata back to such accounts and shall be invested as other funds in the accounts at the time the repayment is made. 10.10 loans in arrears If a loan payment is not made within 30 days of the time it is due, the loan payment shall be considered in arrears. Interest on the outstanding amount will continue to accrue, and subsequent payments shall be applied first to accrued interest and then, if sufficient, to principal. The Trustee shall inform the Plan Administrator or its designated agent promptly of any loan payment that is in arrears, and the Plan Administrator or its designated agent shall press the Participant for repayment. When a Participant whose loan payment is in arrears (but is not yet in default) returns to active employment, payroll deductions to repay the loan shall recommence immediately, and multiple payroll deductions may be taken or the Plan Administrator may take other action as permitted by law to bring the loan current. If the applicable loan agreement and promissory note do not provide otherwise, a Participant may elect either reamortization or multiple payroll deductions, or both, in order to bring the loan current. If the Participant does not make a timely election of the method to be used to bring the loan current, the Plan Administrator or its designated agent may institute any and all collection methods allowed by the loan agreement, promissory note, and applicable law. For loans made on or after January 1, 2004, loans will be considered in arrears when a loan payment is not made when due. Further, in order to bring a loan in arrears current, a Participant must make the missed payment plus accrued interest. Reamortization will not be allowed as a way to bring a loan in arrears current.

10.11    deemed distributions
Subject to Section 10.12, the Trustee shall report a Participant loan with a loan payment in arrears as a "deemed distribution" for income tax purposes when the loan is in default, as required by Code Section 72(p) and regulations thereunder. A loan is in default and is a deemed distribution under Code Section 72(p) when a missed payment is not made by the end of the applicable cure period. For loans made prior to January 1, 2004, the cure period extends to the last day of the calendar quarter following the calendar quarter in which the loan payment in arrears was due. For loans made on or after January 1, 2004, the cure period extends to the 90th day following the date the loan payment was due. For loans made after 2001, the cure period for purposes of a deemed distribution shall not be further extended due to an Approved Absence. In the event that a deemed distribution is required, the Trustee shall report as the deemed distribution the entire outstanding balance of the loan, including accrued interest, at the time of the deemed distribution. A deemed distribution shall be treated as an actual distribution for all purposes under the Plan and Code ss. 72(p) and as a repayment in full of the Participant's loan that is in default. Not withstanding the above, a loan that is deemed distributed (including interest accruing thereafter) and that has not been actually repaid (such as by offset) is considered outstanding for purposes of determining the maximum permissible amount of a subsequent loan under Section 10.2.

10.12    participant loan offset
If a Participant Loan is in default, the Trustee will report the loan as a loan offset if (1) the Participant attains or has attained age 59 1/2, (2) the Participant has severed his or her employment from all Participating Employers, or (3) the Participant has reached Total Disability. The date of the offset will be the date the loan was first in default and deemed distributed, or, if later, the date on which the Participant attained age 59 1/2, severed employment, or reached Total Disability. In the case of a loan in default that has previously been reported as a deemed distribution, the Trustee shall report an offset in a manner that does not cause the Participant to suffer tax liability twice. A loan offset shall be treated as an actual distribution for all purposes under the Plan and the Code and as a repayment in full of the Participant's loan that is in default.

                 Article 11 Rights and Remedies of Participants
11.1     annual statements

As soon as practicable after the Anniversary Date of each Plan Year but within the time prescribed by law, the Plan Administrator shall deliver to each Participant (and to any Beneficiary of a deceased Participant) a written statement showing as of that Anniversary Date the following:

(a) The balance of the Participant's Accounts as of that Anniversary Date; (b) The amount and source of allocations to the Participant's Accounts for the Plan Year; (c) The adjustments to the Participant's Accounts reflecting the Participant's allocable share of the earnings, losses and expenses of the Trust for the Plan Year; and
(d) The Nonforfeitable portion of the new balances in each of the Participant's Accounts.

In addition, within the time prescribed by law, the Plan Administrator shall furnish to Participants a summary of the annual report filed by the Plan Administrator with the United States Department of Labor.

No  Participant,  except a member  of the  Committee,  shall  have the  right to inspect the records reflecting the Account of any other Participant. 11.2 assignment or alienation Except with respect to federal income tax withholding and with respect to participant loans described in Article X hereof, neither a Participant nor a Beneficiary shall assign or alienate any benefit provided under the Plan, and the Trustee shall not recognize any such assignment or alienation. The preceding sentence shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order if such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code and
Section 9.7 of the Plan; and the preceding sentence shall also not apply to certain voluntary revocable assignments made pursuant to a written policy permitting such assignments and Section 401(a)(13) of the Code and Treasury Regulation Section 1.401(a)-13(e).

11.3     summary plan description; notice of change in terms
The Plan Administrator, within the time prescribed by the Act and the applicable regulations, shall furnish to Participants and Beneficiaries a summary plan description and shall furnish thereafter a summary of any material modification to the Plan or change in the information required to be included in the summary plan description. 11.4 denial of benefits

The procedure for claims and denial of benefits is set forth in the summary plan description or a summary of material modifications for the Plan. 11.5 appeal procedure The procedure for appeal of denied benefits is set forth in the summary plan description or a summary of material modifications for the Plan.

11.6     litigation against the trust
If any legal action filed against the Trust, the Plan Administrator, or any member or members of the Committee, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Plan Administrator may direct the Trustee to reimburse the Plan Administrator, or any member or members of the Committee for all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges.

11.7     distribution to incompetents or minors
In the event a distribution is to be made to an incompetent person or to a minor, then the Plan Administrator may direct that such distribution be paid directly to such person, the legal conservator or guardian of the estate of such person, to a parent of a minor, to a responsible adult with whom an incompetent person or minor resides, or to the custodian for a minor under a gift or transfer to minors act applicable under the laws of the state in which said person resides. The executed receipt of any of the foregoing persons shall fully discharge the Plan Administrator, all Participating Employers, and the Plan from further liability on account thereof.

                 Article 12 Employer Administrative Provisions
12.1     information to plan administrator
Participating Employers shall supply current information to the Plan Administrator as to the name, Social Security number, date of birth, date of employment, annual Compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Plan Administrator considers necessary. The Participating Employer's records as to the current information the Participating Employer furnishes to the Plan Administrator shall be conclusive as to all persons.

12.2     no liability
Except as may otherwise be required by the Act, the Participating Employers assume no obligation or responsibility to any of its Employees, Participants, or Beneficiaries for any act, or failure to act, on the part of the Trustee or the Plan Administrator.

12.3     indemnity of committee
The Employer indemnifies and holds harmless the members of the Committee, and each of them, from and against any and all loss resulting from liability to which the members of the Committee may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of the Trust or Plan, or both, including all reasonable attorney's fees and costs incurred in their defense, in case the Employer fails to provide such defense. Pursuant to the foregoing, indemnified loss shall include the cost of reasonable settlement of litigation or threatened litigation. The Employer may also purchase insurance for Committee members that covers liability for breach of fiduciary duties.

                Article 13 Participant Administrative Provisions
13.1     beneficiary designation
Any Participant may from time to time designate, in writing, any persons or entities, contingently or successively, to whom the Trustee shall distribute the Participant's Account balance in the event of the Participant's death. The Plan Administrator shall prescribe the form for the written designation of Beneficiary. When the Participant files a form with the Plan Administrator, the latest form filed shall revoke all designations filed prior to that date by the same Participant. A designated Beneficiary, or the Beneficiary's agent or representative (including a representative of the Beneficiary's estate), may disclaim the Beneficiary's interest in the Plan. If such disclaimer is effective under applicable law, distribution of the Participant's account shall be made as if the disclaiming Beneficiary had predeceased the Participant.

Except as otherwise provided herein or in a qualified domestic relations order, if a Participant is married the Participant's sole primary Beneficiary shall be his or her Spouse, unless the Spouse consents in writing in the manner specified herein. Such consent shall not be required, however, if it is established to the satisfaction of the Plan Administrator that the consent of the Participant's Spouse may not be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as may be permitted under
Section 417(a)(2) of the Code. The written consent of the Spouse must acknowledge the effect of the consent, and the signature of the Spouse must be witnessed by a notary public or, if permitted by the Plan Administrator, by a representative of the Plan Administrator. The written consent of a Participant's Spouse must state the specific beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit, and must be received by the Plan Administrator prior to the Participant's death. A designation of Beneficiary inconsistent with this paragraph shall not be binding on the Plan Administrator, and the Plan Administrator shall distribute benefits first to the Participant's surviving Spouse.

A designation of Beneficiary shall be deemed automatically revoked on the subsequent marriage (other than a common-law marriage) of a Participant unless a qualified domestic relations order provides otherwise. Unless otherwise provided in a qualified domestic relations order, a designation of the Spouse as Beneficiary shall be deemed automatically revoked upon the final dissolution (or annulment) of marriage of a Participant subsequent to the date of filing of the designation of the Beneficiary, and the Participant's Account shall be paid as if the former Spouse had predeceased the Participant. A Participant may retain or reinstate a former Spouse as beneficiary by filing a new designation of Beneficiary form subsequent to a final dissolution or annulment. Except as specifically provided in a qualified domestic relations order, a Spouse cannot designate a beneficiary of the Spouse's interest in the Plan if the Spouse predeceases the Participant. The deemed revocations in this paragraph are effective only if the Plan Administrator receives written notice of marriage or divorce a reasonable period of time before distributing Plan benefits.

13.2     no beneficiary designation
If a Beneficiary is not designated pursuant to Section 13.1, or if the Beneficiary predeceases the Participant or dies before complete distribution of the Participant's Account balance, then the Trustee shall pay the Participant's Account balance in the following order of priority to the following:

(a) The Participant's surviving Spouse;

(b) The Participant's issue, including adopted persons, in equal shares, by right of representation; (c) The Participant's estate, provided, however, that if the Plan Administrator cannot locate a qualified representative of the deceased Participant's estate or if no such representative has been appointed by an appropriate court, then the Participant's heirs-at-law as determined in the reasonable judgment of the Plan Administrator.

If none of the foregoing can be located, the deceased Participant's account shall be treated as an Unclaimed Account under Section 14.10. 13.3 personal data to plan administrator Each Participant and each Beneficiary of a deceased Participant must furnish to the Plan Administrator current information as to that person's Social Security number, date of birth, current employment, current marital status, and name of Spouse, and such other information or confirmation of status as the Plan Administrator shall reasonably require. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true, and complete evidence, data, and information when requested by the Plan Administrator.

13.4     address for notification
Each Participant and each Beneficiary of a deceased Participant shall file with the Plan Administrator from time to time, in writing, his or her current address and any change of address. Any communication, statement, or notice addressed to a Participant or Beneficiary at the last address filed with the Plan Administrator, or as shown on the records of the Participating Employers, shall bind the Participant, or Beneficiary, for all purposes of this Plan. 13.5 no right to continued employment Nothing contained in this Plan, or with respect to the establishment of the Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or Beneficiary any right to continued employment, any legal or equitable right against a Participating Employer or any officer or Employee of a Participating Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, the Act, or a separate written agreement. 13.6 participants must review records Each Participant is responsible for reviewing account statements and payroll records to verify that the correct salary deferral amounts are being taken and transferred to the Plan. Such review must be made upon the receipt of each account statement, and the Participant must notify the Plan Administrator of any error within 60 days. Failure to do so will be considered the Participant's consent to amend the Salary Deferral Agreement to the amount of the payroll deductions that are actually made.

13.7     communications

Written communications to the Plan Administrator, the Plan, a Participating Employer, the Trustee, the Committee or other fiduciaries, or their agents or representatives, must be received before the expiration of any time period expressed herein or in related documents (including the summary plan description and policies and procedures for this Plan). The Plan Administrator's (or the Plan's, a Participating Employer's, the Trustee's, the Committee's or other fiduciaries', as applicable), or their agents' or representatives' records will be conclusive as to whether a communication has been received and the date of such receipt, unless the sender produces a United States Postal Service return receipt. The common law "mailbox rule" shall not apply to determine receipt or the date of receipt by the Plan Administrator (or the Plan, a Participating Employer, the Trustee, the Committee or other fiduciaries, as applicable), or their agents or representatives. The common law mailbox rule shall apply for all other purposes under the Plan.

               Article 14 Powers and Duties of Plan Administrator
14.1     The Committee

The Plan shall be administered by the Committee, the members of which may or may not be Participants in the Plan. The members of the Committee who are employees of a Participating Employer shall serve without compensation for services as such, but Participating Employers shall pay all expenses of the Committee and the members of the Committee, including the expense for any bond required under the Act. The Committee may establish and maintain such organizational policies and procedures as shall facilitate the performance of its duties hereunder. The Committee shall act by the decision of a majority of the members appointed and qualified.

14.2     vacancy

In case of a vacancy in the membership of the Committee, the remaining members of the Committee may exercise any and all of the powers, authority, duties, and discretion conferred upon the Committee until the vacancy is filled. 14.3 powers of plan administrator The Plan Administrator shall have full and exclusive discretionary authority and control to administer and interpret the Plan, including the following powers and duties, which shall be exercised in its sole discretion:

(a) To determine the eligibility of an Employee to participate in the Plan, the value of a Participant's Account balance, and the Nonforfeitable percentage of each Participant's Account balance;

(b) To construe and interpret the terms of the Plan and all provisions thereof;

(c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan;

(d) To enforce the terms of the Plan and the rules and regulations of the Plan; (e) To direct the Trustee as to the crediting and distribution of the Trust;

(f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan; (g) To furnish a Participating Employer with information which such Participating Employer may require for tax or other purposes;
(h) To engage the service of agents and professional service providers as it may deem advisable to assist it with the performance of its duties;

(i) To manage, acquire or dispose of Plan assets except to the extent they are subject to Participant control, and to engage the services of an investment manager or managers (as defined in Section 3(38) of the Act), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

(j) To make hardship determinations and grant hardship distributions and plan loans;

(k) To prepare and distribute any summary plan description, summary of material modification, employee notice, enrollment and distribution form, and all forms, schedules, certification or other communications to Participant and Beneficiaries or to the Internal Revenue Service, the Department of Labor, or any other state or federal agency regulating the Plan;

(l) To use or acknowledge the Employer's decision to use any correction method allowed by the Internal Revenue Service and/or the Department of Labor in order to remedy any mistake in the operation of the Plan, after which the Plan shall be deemed to authorize compliance with the correction method chosen by the Plan Administrator in lieu of the normal provisions of the Plan;

(m) To allocate its responsibilities among member(s) of the Committee; and to delegate responsibilities to the extent permitted by ERISA to persons other than members of the Committee; and

(n) To defray reasonable expenses of administering the Plan and Trust from Plan assets.

The Plan Administrator shall have responsibility for compliance with the reporting and disclosure rules applicable to this Plan under the Act or otherwise. All determinations made by the Plan Administrator with respect to eligibility for benefits and the terms of this Plan shall be based on the Plan Administrator's construction and interpretation of this Plan and shall be made by the Plan Administrator, in its sole discretion. The Plan Administrator shall maintain records of its activities.

Any exercise of discretion by the Plan Administrator shall be final and binding upon all persons and shall be entitled to the fullest deference permitted by law, including the arbitrary or capricious and abuse of discretion standards.

14.4     funding policy
The Plan Administrator shall review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Plan Administrator shall communicate annually to the Trustee and to any Plan investment manager the Plan's short-term and long-term financial needs so that investment policy can be coordinated with the financial requirements of the Plan.

14.5     authorized representative
Unless the Employer gives directions to the contrary, the Committee may authorize any one or more of its members to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. At the request of the Trustee, the Committee will evidence this authority by an instrument signed by all members and filed with the Trustee.

14.6     interested member
No member of the Committee may decide or determine any matter concerning the distribution, nature, or method of settlement of his or her own benefits under the Plan. 14.7 individual accounts The Plan Administrator shall maintain, or direct the Trustee or a third party recordkeeper to maintain, a separate Account in the name of each Participant to reflect the Participant's Account balance under the Plan. 14.8 value of participants' accounts The Plan Administrator shall direct the Trustee to determine the fair market value of the Participants' Accounts as of each Valuation Date.

14.9     account charged
The Plan Administrator shall charge all distributions made to a Participant or to his or her Beneficiary against the Account of that Participant when made.
14.10 unclaimed account procedures The Plan Administrator, by first class, certified or registered mail addressed in accordance with Section 13.4 hereof, shall notify Participants or Beneficiaries of distributions to which they are entitled under the Plan. If a Participant or Beneficiary does not respond to such notice within a reasonable time after it is mailed, if such notice is returned, or if a distribution check mailed to a Participant or Beneficiary is not cashed within three months after it is mailed, the Account of such Participant or Beneficiary may be deemed unclaimed ("Unclaimed Account"). The Plan Administrator shall invest Unclaimed Accounts in the lowest risk short term Investment Fund and shall take reasonable steps to locate the lost Participant or Beneficiary. Such steps may include use of the IRS letter forwarding program, use of a commercial locator service, or use of the Social Security Administration search program. After a six month period during which reasonable steps have been taken to locate the lost Participant or Beneficiary, or such other period of time which is reasonable under the circumstances, if the lost Participant or Beneficiary has not been located the Plan Administrator may forfeit the Unclaimed Account. The amount forfeited shall include interest, gains, or losses allocated to the Unclaimed Account during the time it was invested in the Investment Fund described above. Thereafter, if at any time before the Plan has been terminated the lost Participant or Beneficiary makes a claim for his or her Account, the Plan Administrator shall restore the forfeited Account to the same dollar amount as the amount forfeited, unadjusted for gains or losses occurring subsequent to the forfeiture. The Plan Administrator will make the restoration first from available Participant forfeitures pursuant to
Section 8.5 hereof. If such forfeitures are not sufficient, a Participating Employer shall make an additional contribution to the Plan in the amount necessary to restore the forfeited Account.

14.11    powers of plan sponsor
The Employer retains all plan sponsor powers and functions. The Employer may delegate to the Committee certain plan sponsor functions, including but not limited to the power to design, establish, amend or terminate the Plan and Trust; to execute the Plan and Trust Agreement and any amendments thereto; and to appoint or remove the Trustee. The Committee may perform such delegated functions or it may, in turn, delegate their performance to specific Committee members, a subcommittee, or other officers or employees of the Employer. The Committee may exercise such plan sponsor functions without specific written authorization of the Employer. In performing such functions, the Committee or its designee shall act in a settlor capacity and not in a fiduciary capacity.

14.12    disputed payments
If any controversy or disagreement arises regarding the propriety of any payment to a Participant, Alternate Payee, or Beneficiary, or if any controversy arises between or among individuals or with any person claiming a right to assets in an Account, the Plan Administrator may (i) retain the assets involved, without liability, until resolution to its satisfaction of the controversy or disagreement, or (ii) commence an interpleader in a court of competent jurisdiction. Reasonable expenses incurred in such interpleader, including attorneys' fees, shall be charged to the Account in controversy to the extent permitted by law.

              Article 15 Exclusive Benefit, Amendment, Termination
15.1     exclusive benefit

Except as provided in Section 3.2, Participating Employers shall have no beneficial interest in any assets of the Trust; and except as provided in this
Section 15.1, no part of any asset in the Trust shall ever revert to or be repaid to a Participating Employer, either directly or indirectly. Until the satisfaction of all liabilities to the Participants and their Beneficiaries under the Plan, no part of the principal or income of the Trust Fund, or any asset of the Trust, shall be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries, or for defraying the reasonable expenses of administering the Plan. Notwithstanding the foregoing, the Trustee may make payments from the Trust to the Employer pursuant to a Participant's voluntary revocable assignment made in accordance with Code
Section 401(a)(13) and the regulations thereunder and in accordance with policies and procedures established by the Plan Administrator.

15.2     amendment by employer
The Employer shall have the right at any time to amend this Agreement in any manner it deems necessary or advisable; provided, however, no amendment shall authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries; and no amendment shall cause or permit any portion of the Trust Fund to revert to or become property of a Participating Employer. All amendments shall be in writing, approved by action of the Employer's Board of Directors or by the Committee, if applicable pursuant to Section 14.11 hereof, and shall be signed by an authorized officer of the Employer or the Committee, as applicable. 15.3 deemed amendment for correction of mistakes and adjustment to accounts (a) In the event of a mistake in the operation of the Plan, the Employer or the Plan Administrator may remedy the mistake by any correction method allowed by the rules, regulations, and procedures of the Internal Revenue Service, the Department of Labor, or applicable law. In such event, the Plan shall be deemed amended subject to the rules and regulations of the Internal Revenue Service and the Department of Labor to provide for the correction method selected, and the Plan shall be operated in accordance with the correction method chosen, to the extent necessary to effect the remedy.

(b                  Adjustment  to  Accounts.   If  any   Participant's  or
                    Beneficiary's Account is credited with an incorrect amount of contributions or earnings or accounting adjustment (including repayment of loans) to which such Participant or Beneficiary is not entitled under the Plan, or if an error is made with respect to the investment of the assets of the Trust Fund, which error results in an incorrect amount being credited to a Participant's or Beneficiary's Account, remedial action may be taken. In such event, Account balances may be adjusted to the extent necessary to reflect the Account balances which would have existed had no such error been made. Further, a Participating Employer may make additional contributions to the Account of any affected Participant or Beneficiary to place the affected Account in the position that it would have been in had the error not been made. 15.4 amendment to vesting schedule The Employer reserves the right to amend the Vesting Schedule at any time. However, the Employer shall not amend the Vesting Schedule (and no amendment shall be effective) unless the amendment provides that the Nonforfeitable percentage of any Participant's Account balance derived from employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) shall not be less than the Nonforfeitable percentage of that Account balance computed under the Plan without regard to the amendment. Except as permitted by law, no amendment to the Plan shall decrease a Participant's Account balance or eliminate an optional form of distribution. If the Employer makes a permissible amendment to the Vesting Schedule, each Participant having at least three Years of Service with a Participating Employer may irrevocably elect to have the percentage of his Nonforfeitable Account balance computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrator within 60 days of the latest of (a) the Employer's adoption of the amendment;
                    (b) the effective date of the amendment; or (c) the Participant's receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, shall forward a true copy of any amendment to the Vesting Schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the Vesting Schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior Vesting Schedule.

15.5     discontinuance

The Employer shall have the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate this Plan and the Trust created under this Agreement. The Plan shall terminate upon the first to occur of the following:

(a) The date terminated by action of the Employer or the Committee, acting in a plan sponsor capacity; (b) The date the Employer shall be judicially declared bankrupt or insolvent; or (c) The dissolution, merger, consolidation, or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as the Employer under this Plan.

15.6     full vesting on termination
Notwithstanding any other provision of this Plan to the contrary, upon the date of either full or partial termination of the Plan, or, if applicable, upon the date of a complete discontinuance of contributions to the Plan, an affected Participant's right to his or her Account balance shall be 100% Nonforfeitable to the extent funded and required by the Code.

15.7     merger

The Trustee shall not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation, or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger, consolidation, or transfer. 15.8 termination Upon termination of the Plan, the provisions of the Article entitled "Distribution of Benefits," shall remain operative, and the Trust shall continue until the Trustee has distributed all of the benefits under the Plan. On each Anniversary Date or other Valuation Date, the Plan Administrator shall credit any part of a Participant's Account balance retained in the Trust with its proportionate share of the Trust's income, expenses, gains, and losses, both realized and unrealized.

Article 16                                                 General Provisions

16.1     evidence

Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document, or other information that the Plan Administrator may consider pertinent, reliable, and genuine, and to have been signed, made, or presented by the proper party or parties. Any action required of the Employer may be by resolution of the Employer, or by resolution or action of a person or entity authorized hereunder to act on behalf of the Employer. The Plan Administrator shall be fully protected in acting and relying upon any evidence described in this section. 16.2 no responsibility for employer action The Plan Administrator shall have no obligation or responsibility with respect to (a) any action required by the Plan to be taken by a Participating Employer, any Participant, or eligible Employee, (b) the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan, or (c) the collection of any contribution required under the Plan or the determination of the correctness of the amount of any employer contribution.

16.3     Fiduciary duties

The Plan Administrator and any other person who has any fiduciary responsibility with respect to the Plan shall discharge its duties and responsibilities with respect to the Plan in accordance with the Act, the regulations thereunder, and other applicable law.

16.4     benefits not insured
The Trustee, the Plan Administrator, and Participating Employers in no way guarantee the Trust Fund from loss or depreciation. Participating Employers do not guarantee the payment of any money which may be or become due to any person from the Trust Fund. The liability of the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then-available assets of the Trust. 16.5 waiver of notice and successors To the extent permitted by law, any person entitled to notice under the Plan may waive the notice. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon Participating Employers, their successors and assigns, and upon the Trustee, the Plan Administrator, and their successors.

16.6     rights on return from military leave of absence
If an Employee returns from a qualified Military Leave under circumstances that entitle the Employee to reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Internal Revenue Code.

16.7     sunset provisions of egtrra
Any benefit, right, or feature of the Plan may be eliminated, reduced, limited, or otherwise modified to the extent permitted or required by the "sunset provision" of Section 901 of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), which automatically repeals the provisions of EGTRRA, unless subsequently extended or modified by law.

                        Article 17 Top-Heavy Provisions
17.1     top-heavy provisions
The following provisions should become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan. 17.2 top-heavy definitions (a) "Determination Date" means the last day of the preceding Plan Year or the last day of the first Plan Year. (b) "Key Employee" means each Employee or former Employee (including a Beneficiary of a Key Employee) who, at any time during the current Plan Year or any of the four immediately preceding Plan Years, is or was (i) an officer of a Participating Employer earning Section 414 Compensation of more than 50% of the amount specified in Section 415(b)(1)(A) of the Code for such Plan Year, (ii) among the 10 Employees owning, or considered as owning within the meaning of Section 318 of the Code, the largest interests (at least 0.5%) in the Participating Employer and earning Section 414 Compensation of more than the amount specified in Section 415(c)(1)(A) of the Code for such Plan Year, (iii) a Five Percent Owner of the Participating Employer, or (iv) an Employee owning more than 1% of the Participating Employer and receiving more than $150,000 of annual
         Section 414 Compensation from the Participating Employer. Notwithstanding the foregoing, no more than 50 Employees or, if less, the greater of three or 10% of the Participating Employer's Employees shall be treated as officers of the Participating Employer. Effective January 1, 2002, "Key Employee" means each Employee or former Employee (including a Beneficiary of a Key Employee) who at any time during the current Plan Year is or was (i) an officer of the Participating Employer earning Section 414 Compensation greater than $130,000 for such Plan Year (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), (ii) a Five Percent Owner of the Participating Employer, or (iii) an Employee owning 1% of the Participating Employer and receiving more than $150,000 of annual
         Section 414 Compensation from the Participating Employer. Notwithstanding the foregoing, no more than 50 Employees, or, if less, the greater of three or 10% of the Participating Employer's Employees shall be treated as officers of the Participating Employer.

(c)      "Non-Key Employee" means any Employee who is not a Key Employee.

(d) "Permissive Aggregation Group" means the Required Aggregation Group plus any other plan or plans of the Participating Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(e) "Required Aggregation Group" means (i) each qualified plan of the Participating Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan terminated), and (ii) any other qualified plan of the Participating Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

(f)      "Top-Heavy  Valuation Date" means the most recent Anniversary Date that
         falls  within  or  ends  with  the  12-month   period   ending  on  the
         Determination Date.

17.3     determination of top-heavy status
The Plan shall be considered a Top-Heavy Plan for the Plan Year if, as of the Determination Date:

(a) The Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group; or
(b) This Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%; or

(c) This Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

17.4     top-heavy ratio

(a)                      If the  Participating  Employer  maintains  one or more
                    defined contribution plans (including this Plan and any simplified employee pension plan) and the Participating Employer has not maintained any defined benefit plan which during the five-year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date, and the denominator of which is the sum of all account balances for all Employees, both computed in accordance with Section 416 of the Code. Both the numerator and the denominator of the Top-Heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

(b)                      If the  Participating  Employer  maintains  one or more
                    defined contribution plans (including this Plan and any simplified employee pension plan) and the Participating Employer maintains or has maintained one or more defined benefit plans which, during the five-year period ending on the Determination Date, has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate shall be a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with subparagraph (a) above, together with the present value of accrued benefits under the defined benefit plan or plans for all Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Employees, determined in accordance with subparagraph (a) above, together with the present value of accrued benefits under the defined benefit plan or plans for all Employees as of the Determination Date, all determined in accordance with Section 416 of the Code.

(c)                      For purposes of  subparagraphs  (a) and (b) above,  the
                    value of account balances and the present value of accrued benefits shall be determined as of the Top-Heavy Valuation Date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan and using the same actuarial equivalent for all defined benefit plans. The account balances and accrued benefits of any Participant who has not been credited with at least one Hour of Service with any Participating Employer maintaining the Plan at any time during the one year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which account balances, accrued benefits, distributions, rollovers, and transfers are taken into account shall be made in accordance with Sections 416(g)(4)(A), (B) and (E) of the Code. Deductible Employee Contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year. The amounts of account balances and the present value of accrued benefits of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied substituting "five-year period" for "one-year period." 17.5 minimum allocation (a) Except as otherwise provided in subparagraphs
                    (b) and (c) below, the Participating Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3% of such Participant's Section 414 Compensation or, in the case where the Participating Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Participating Employer contributions (including Salary Deferral Contributions) and forfeitures, as a percentage of the Key Employee's Section 414 Compensation, as limited by Section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that Plan Year (the "Minimum Allocation"). The Minimum Allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because (i) the Non-Key Employee failed to complete 1,000 Hours of Service (or any equivalent provided in the Plan), (ii) the Non-Key Employee failed to make mandatory employee contributions to the Plan, (iii) the Non-Key Employee's Section 414 Compensation is less than a stated amount, or (iv) the Plan is integrated with Social Security. (b) The provision in subparagraph (a) above shall not apply to any Participant who was not employed by the Participating Employer on the last day of the Plan Year.

(c)                      If  the  Participating  Employer  maintains  a  defined
                    benefit plan as well as this Plan, the Minimum Allocation required by this Paragraph shall be increased to 5% of the
                    Section 414 Compensation of the Participant.

(d)                      The Minimum Allocation required (to the extent required
                    to be Nonforfeitable under Section 416(b) of the Code) may not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

(e) Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, matching contributions under such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of
         Section 401(m) of the Code.

17.6     minimum vesting in top-heavy years
Notwithstanding the normal vesting schedule described in Section 8.2 and the alternative vesting schedule for misconduct described in Section 8.3, in Top-Heavy Years a Participant who has completed at least one Hour of Service in the Top-Heavy Year shall be vested with a percentage portion of that Participant's Matching Contribution Account, and Discretionary and Company Contribution Accounts, in accordance with the following Vesting Schedule:

------------------------------------- -------------------------------------

     Years of Service                         Percent Vested

------------------------------------- -------------------------------------
------------------------------------- -------------------------------------

       Less than 2                                  0%
------------------------------------- -------------------------------------
------------------------------------- -------------------------------------

    2 but less than 3                              20%
------------------------------------- -------------------------------------
------------------------------------- -------------------------------------

    3 but less than 4                              40%
------------------------------------- -------------------------------------
------------------------------------- -------------------------------------

    4 but less than 5                              60%
------------------------------------- -------------------------------------
------------------------------------- -------------------------------------

        5 or more                                  100%
------------------------------------- -------------------------------------

If the Plan becomes Top-Heavy and subsequently ceases to be Top-Heavy, Participants having not less than three Years of Service for Vesting may elect within a reasonable period whether to continue with the vesting schedule applicable in the Top-Heavy year or return to the normal vesting schedule described in Section 8.2. In addition, the portion of the account of any Participant that was nonforfeitable before the Plan ceased to be Top-Heavy shall remain nonforfeitable.

                              Article 18 Execution

Acting in a Plan Sponsor capacity, the Committee hereby restates this Plan effective August 1, 2004.

                            Costco Benefits Committee

By:_________________  Date: ________  By: _________________     Date:_______
     Charles Burnett                           John Eagan


By:_________________  Date: ________  By: _________________     Date:_______
     Richard Galanti                         John Matthews


By:_________________  Date: ________  By: _________________     Date:_______
       John McKay                            Mike Mosteller


By:_________________  Date: ________  By: _________________     Date:_______
      Monica Smith                           Jay Tihinen


\\Smserver\clients\-   COSTCO  401K  PLANS  -   89.01\Costco   401k  Retirement
Plan\Current Plan\Plan Restated 1-1-04 with Amends 1and 2 incorp.doc

                   APPENDIX A - Costco 401(k) Retirement Plan

                             Participating Employers

The following entities are Participating Employers:

Costco Wholesale Corporation
Costco Wholesale Membership, Inc.
CWC Travel, Inc.

            APPENDIX B - Costco 401(k) Retirement Plan Pay Code Chart

The Committee, pursuant to Section 14.11, delegates its authority to amend this Costco 401(k) Retirement Plan Pay Code Chart to the Costco Wholesale Corporation Assistant Vice President, Benefits & Retirement Plan.

                          Costco 401(k) Retirement Plan

              Definitions of Compensation by Pay Codes - Jan. 2003

                             X = Include O = Exclude

====== ================================================= ======================

   #         Pay Code                401(k)     Company      Hours    414 & 415
                                     & Match   Contribution  Credited   Testing
------ ----------------   -------------------------------------
------ ------------------------------------------ ----------------------

  001  Straight Time Earnings1                  X          X           X      X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  002  Standard Holiday Pay2                    X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  003  Vacation Premium                         X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  004  Sick Leave                               X          X           X3    X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  005  Overtime                                 X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  006  Sunday Premium                           X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  007  Retroactive Pay                          X          X           X4    X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  008  Executive Bonus5                         O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  009  Sick Leave Payoff6                       X          X           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  010  Hourly Cost of Living Adjustment         X          X           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  011  Nonqualified Stock Options7              O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  012  Double Time                              X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  013  Severance Pay                            O          O           X8    X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  014  Safety Awards9                           O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  015  Cash Incentives10                        O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  016  Rideshare/Carpool11                      O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  020  Inventory Labor12                        X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  030  Hourly Bonus - Manual Check              X          X           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  035  Salary Continuation13                    X          X           X14   X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  036  [Donated] Vacation Pool Hours15          O          O           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  037  Family Leave Act Hours - No Pay          O          O           O     O
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  038  Extended Jury Duty                       X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  101  Alternate Rate - Regular Hrs             X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  102  Optional [Floating] Holiday Pay          X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  103  CA Nonexempt Vacation Supplement         X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  105  Alternate Rate - Overtime                X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  106  Alternate Rate - Sunday                  X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  150  Temporary Lead Pay [CA Union]            X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  151  OT Temp Lead Pay [CA Union]              X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  152  Sun. Temp Lead Pay [CA Union]            X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  201  IS Premium Pay                           X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  205  IS Premium Pay Plus Overtime             X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  206  Sunday Premium CA Teamster               X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  207  Sunday Alternate Rate CA Teamster        X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  208  Sunday Late CA Teamster                  X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  228  Sun. Late Alternate Rate CA Teamster     X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------
                                                O          O           O     O
  236  Vacation Pool Hrs. Reduction16

------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  250  Temp. Supervisor Pay - Straight          X          X           X     X
        Time
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  251  Temp. Supervisor Pay - Overtime          X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  252  Temp Supervisor Pay - Sunday             X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  300   Puerto Rico Lactation Pay17             X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  301  Puerto Rico Witness Pay18                X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  310  Puerto Rico Paid Maternity Leave19       X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  312  Puerto Rico Sunday Double Time [DT] 20   X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  313  Puerto Rico Sunday DT Alternate Rate21   X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  330  Puerto Rico Christmas Bonus22            X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  601  Late Regular                             X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  602  Late Overtime                            X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  603  Cooler Regular                           X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  604  Cooler Overtime                          X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  605  Late Cooler Regular                      X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  606  Late Cooler Overtime                     X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  607  Sunday Cooler Regular                    X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  608  Sunday Late                              X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  609  Sunday Cooler Late                       X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  621  Late Regular - Clerk                     X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  622  Late Overtime - Clerk                    X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  623  Cooler Regular - Clerk                   X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  625  Late Cooler Regular - Clerk              X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  627  Sunday Cooler Regular - Clerk            X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  628  Sunday Late - Clerk                      X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  629  Sunday Cooler Late - Clerk               X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  900  Hours Only - No Pay23                    O          O           O     O
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  902  Taxable Life Insurance                   O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  903  Vacation Pay - Negotiated24              X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  904  DCP Annual Distribution25                O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  906  Executive Benefits26                     O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  907  Flex Credits                             O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  910  Deferred Comp -- FICA Only27              O          O           O     O
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  912  Relocation Bonus28                       O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  915  Stock Options29                          O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  916  Gainsharing                              X          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  917  Rideshare/Carpool Gift Card30            O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  918  ss.415 Excesses                            O          O           O
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  920  Taxable Domestic Partner Benefits31      O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  921  Dom. Partner Same Sex CA Residents32     O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

       Sound Health Solution33

  922                                           O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  925  Retro-Pay                                X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  926  Retro-Bonus34                            X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  927  Eastern Teamsters Overtime               X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  930  Expatriate Equalization Adjustment35     O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  931  CN Expatriate W-2 Earnings36             O          O           O     O
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  935  Non-Relocation Gross Up                  O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  940  Awards/Incentives - Non-Cash             O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  941  Cash Awards                              O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  945  CA Union Committee Salaries37            X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  950  Contract Labor at Warehouse 088          O          O           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  955  Company Paid COBRA38                     O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  960  Legal Settlement                         O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  965  Forgiven Debt39                          O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  970  Reimbursement of Overpaid Wages40        X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  975  Relocation Expense                       O          O           O     O
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  980  In-House Relocation                      O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  985  US Relocation Gross Up                   O          O           O     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

  990  Third Party Sick Pay                     O          O           X41   X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

       401(k) Deferrals                         X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

       125 Deferrals42                          X          X           X     X
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

       Nonqualified Plan [DCP]

       Salary Deferrals43                       X          X           X     O
------ ------------------------------------------------------------- ----------
------ ------------------------------------------------------------- ----------

       Nonqualified Plan [DCP]                  O          O           O      O
       Bonus Deferrals44

====== ====================================== ================



--------
               1Formerly known as "Regular Hours."

2Compare with #102, which is used for optional or floating holiday pay. 3But not more than 501 hours in a single continuous absence.

     4If pay supplements amount paid for hours already credited, no additional hours are counted. However, if pay is for previously uncompensated hours, hours are counted. 5Formerly known as "Bonus Pay - Salaried."
               6In lieu of leave.
               7 This is the taxable ordinary income on exercise or on grant. Federal income tax withholding applies, and this amount is reported in Box 1 of Form W-2.


8But not more than 501 hours in a single continuous absence.

               9Formerly known as "Safety Awards." See 940 for non-cash awards. This pay code is taxable, subject to federal income tax withholding, and reported in Box 1 of Form W-2. 10Formerly known as "Miscellaneous Incentives." See 940 for non-cash incentives.
               11See 917, Rideshare/Carpool Gift Card.

               12Formerly known as "Special Project."
               13Formerly known as "Salaried Paid Leave."

                  14But not more than 501 hours in a single continuous absence.
               15But not more than 501 hours in a single continuous absence. This is hours used, fully taxable to the employee, subject to federal income tax withholding, and reported in Box 1 of Form W-2. 16Does not appear on W-2.

               17 Employees who receive this pay are ineligible for the Costco 401(k) Retirement Plan. Per instructions from K. Miller, this is "X" on the Master, "O" on the Plan appendix to account for errors in keying pay. This pay is ineligible for the corporate plan, but eligible for the Puerto Rico Plan.

               18 Employees who receive this pay are ineligible for the Costco 401(k) Retirement Plan. Per instructions from K. Miller, this is "X" on the Master, "O" on the Plan appendix to account for errors in keying pay. This pay is ineligible for the corporate plan, but eligible for the Puerto Rico Plan.

               19 Employees who receive this pay are ineligible for the Costco 401(k) Retirement Plan. Per instructions from K. Miller, this is "X" on the Master, "O" on the Plan appendix to account for errors in keying pay. This pay is ineligible for the corporate plan, but eligible for the Puerto Rico Plan.

               20 Employees who receive this pay are ineligible for the Costco 401(k) Retirement Plan. Per instructions from K. Miller, this is "X" on the Master, "O" on the Plan appendix to account for errors in keying pay. This pay is ineligible for the corporate plan, but eligible for the Puerto Rico Plan.

               21Employees who receive this pay are ineligible for the Costco 401(k) Retirement Plan. Per instructions from K. Miller, this is "X" on the Master, "O" on the Plan appendix to account for errors in keying pay. This pay is ineligible for the corporate plan, but eligible for the Puerto Rico Plan.

               22 Employees who receive this pay are ineligible for the Costco 401(k) Retirement Plan. Per instructions from K. Miller, this is "X" on the Master, "O" on the Plan appendix to account for errors in keying pay. This pay is ineligible for the corporate plan, but eligible for the Puerto Rico Plan.

               23Replaces former 901 [Time Off Without Pay]. This is only a "place holder" so that benefits may be calculated for an employee who has no hours of any sort reported during the pay cycle. For example, if a salaried employee is not to be paid the full 80 hours for the past two weeks, the payroll clerk simply re-keys the correct number of hours to be paid.

               24This is fully taxable and reported in Box 1 of Form W-2.

               25Formerly known as "Deferred Comp. Distributions."  See note at pay code 910.
               26Formerly  known as "Auto  Allowance."  Now includes  former 905
               [Executive Benefits/Relocation] and former 911 [Executive Benefits]. This pay code is taxable, subject to federal income tax withholding, and reported in Box 1 of Form W-2.

               27This is used to show the newly vested portion of an employee's match in the non-qualified deferred compensation plan, which is subject to FICA tax each year as it vests. This does not appear in Box 1 of Form W-2. See also pay code DCP Salary and bonus deferrals. NOTE: Treatment of FICA-only wages is uncertain. This pay code might, under one interpretation of Treasury Regulation 1.415-2(d)(11)(i), be properly included in 414 and 415 testing. If so, avoid duplication at pay code 904.

               28This pay code is taxable, subject to federal withholding for income tax, and reported in Box 1 of Form W-2. 29Formerly known as "Incentive Stock Options." This is a disqualifying disposition of a Section 422 ISO, reported as income in Box 1 of Form W-2. Federal income tax and FICA withholding would apply, but for IRS Notice 2002-47. 30See 016. Compensation under 917 and 016 are treated similarly and neither are subject to ss. 132(f) elective deferrals.

               31This pay code is taxable, subject to federal income tax withholding (to the extent cash from which withholding can be made is paid), and reported in Box 1 of Form W-2. 32This code is used instead of 920 for California employees with same sex partners [bc not subject to state income tax there]. It is otherwise treated like pay code 920.

               33This pay code is taxable, subject to federal income tax withholding (to the extent cash from which withholding can be made is paid), and reported in Box 1 of Form W-2. 34Expected to be a one-time event with no hours associated with it [per Kris Ball 12-26-00. 35This is for payments in kind, such as housing, cars, and other non-compensation benefits. 36This pay code is used only for expats working in Canada for whom Costco must issue W-2s because they are still required to file US tax returns. They are on the Canadian payroll with Canadian source income and the W-2 reflects their Canadian income converted to US dollars. They are not eligible for the US retirement plans. 37This pay code is an alternate to and not a duplicate of pay code 001 or any other pay code. It is used to record/accumulate hours and dollars that will be reimbursed to Costco by the CA Teamsters. 38This pay code is taxable, subject to federal income tax withholding (to the extent cash from which withholding can be made is paid), and reported in Box 1 of Form W-2.

               39This pay code is used to reflect loans, advances, and credit card debts that are not repaid to Costco, typically be former employees. 40 This should always be a negative number.


41But not more than 501 hours in a single continuous absence.

               42 Effective January 1, 1998, this includes amounts not available in cash in lieu of group health plan coverage because the participant is unable to certify that he or she has other coverage. Participating Employers do not otherwise request or collect information regarding other health coverage as part of the enrollment process for the health plan.

               43This does not appear in Box 1 of the W-2 and is not subject to federal income tax withholding, but is subject to FICA. NOTE:
               Treatment of FICA-only wages is uncertain. This pay code might, under one interpretation of Treasury Regulation 1.415-2(d)(11)(i), be properly included in 414 and 415 testing compensation. If so, avoid duplication as pay code 904. See also pay code 910.

               44This does not appear in Box 1 of the W-2 and is not subject to federal income tax withholding, but is subject to FICA. NOTE:
               Treatment of FICA-only wages is uncertain. This pay code might, under one interpretation of Treasury Regulation 1.415-2(d)(11)(i), be properly included in 414 and 415 testing compensation. If so, avoid duplication at pay code 904. See also pay code 910.